UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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FIFTH THIRD BANCORP

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38 FOUNTAIN SQUARE PLAZA

CINCINNATI, OHIO 45263

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 6, 2008

To the Shareholders of Fifth Third Bancorp:

You are cordially invited to attend the Annual Meeting of the Shareholders of Fifth Third Bancorp to be held at the Junior Ballroom, located on the third floor of the Duke Energy Center at 525 Elm Street, Cincinnati, Ohio on Tuesday, April 15, 2008 at 11:30 a.m. for the purposes of considering and acting upon the following:

(1)	Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2009.

(2)	The proposal described in the proxy statement to amend Article Fourth of the Amended Articles of Incorporation to increase the authorized number of shares of Common Stock, without par value, from 1,300,000,000 shares to 2,000,000,000 shares. The proposed amendment is attached as Annex 1 to the proxy statement and is incorporated by reference therein.

(3)	The proposal described in the proxy statement to approve the Fifth Third Bancorp 2008 Incentive Compensation Plan, including the issuance of up to 33,000,000 shares of common stock thereunder. The proposed Fifth Third Bancorp 2008 Incentive Compensation Plan is attached as Annex 2 to the Proxy Statement and is incorporated therein by reference.

(4)	The proposal described in the proxy statement to amend Article II, Section 1 of the Code of Regulations, as amended, to amend the provisions for fixing the date of the annual meeting of stockholders. The proposed amendment is attached as Annex 3 to the proxy statement and is incorporated by reference therein.

(5)	Approval of the appointment of the firm of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company for the year 2008.

(6)	To vote on a proposal submitted by a shareholder if properly presented at the Annual Meeting.

(7)	Transaction of such other business that may properly come before the Annual Meeting or any adjournment thereof.

Shareholders of record at the close of business on February 29, 2008 will be entitled to vote at the Annual Meeting.

All shareholders who find it convenient to do so are invited to attend the Annual Meeting in person. In any event, please vote at your earliest convenience by signing and returning the proxy card you receive or by voting over the internet or by telephone.

If you plan to attend the Annual Meeting:

Please note that space limitations make it necessary to limit attendance only to shareholders of the Company and the holders of shareholder proxies. Admission to the Annual Meeting will be on a first-come, first-served basis and will require presentation of a valid driver’s license or other federal or state issued photo identification card. Shareholders of record should bring the admission ticket attached to their notice or proxy card in order to be admitted to the meeting. “Street name” shareholders will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date in order to be admitted to the meeting. Registration and seating will begin at approximately 11:00 a.m. Communication and recording devices will not be permitted at the Annual Meeting. A copy of the regulations for conduct at the Annual Meeting is attached as Annex 4 to the proxy statement.

By Order of the Board of Directors

Paul L. Reynolds

Secretary

FIFTH THIRD BANCORP

38 Fountain Square Plaza

Cincinnati, Ohio 45263

PROXY STATEMENT

The Board of Directors of Fifth Third Bancorp (the “Company”) is soliciting proxies for the Annual Meeting of Shareholders to be held at the Junior Ballroom located on the third floor of the Duke Energy Center at 525 Elm Street, Cincinnati, Ohio on Tuesday, April 15, 2008 at 11:30 a.m. (the “Annual Meeting”). Each of the approximately 532,799,141 shares of Common Stock outstanding on February 29, 2008 is entitled to one vote on all matters acted upon at the Annual Meeting, and only shareholders of record on the books of the Company at the close of business on February 29, 2008 will be entitled to vote at the Annual Meeting, either in person or by proxy. The shares represented by all properly executed proxies which are sent to the Company will be voted as designated and each not designated will be voted and counted as described in this proxy statement. Each person giving a proxy may revoke it by giving notice to the Company in writing or in open meeting at any time before it is voted.

The laws of Ohio under which the Company is incorporated provide that if notice in writing is given by any shareholder to the President, a Vice President, or the Secretary of the Company not less than forty-eight (48) hours before the time fixed for holding a meeting of shareholders for the purpose of electing Directors that such shareholder desires that the voting at such election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he or she possesses in voting for Directors.

The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but may also be solicited by the Directors, officers, and other regular employees of the Company, who will receive no compensation therefor in addition to their regular compensation. Brokers and others who hold stock on behalf of others will be asked to send proxy material to the beneficial owners of the stock, and the Company will reimburse them for their expenses.

The Company has retained D.F. King & Co., Inc., a proxy solicitation firm, to assist the Company in soliciting proxies. The Company anticipates that the costs of D.F. King’s services will be approximately $10,000.

The Annual Report of the Company for the year 2007, including financial statements, has been delivered or made available to all shareholders. Such report and financial statements are not a part of this proxy statement. This proxy statement and the form of proxy are first being sent or made available to shareholders on or about March 6, 2008.

CERTAIN BENEFICIAL OWNERS

Under Section 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. The following are the only shareholders known to the Company to be deemed to be beneficial owners of 5% or more of the common stock of the Company as of December 31, 2007:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Cincinnati Financial Corporation 6200 South Gilmore Fairfield, Ohio 45014-5141	67,370,560(1)	12.65%

(1)	Cincinnati Financial Corporation owns 27,183,604 shares of the common stock of the Company. Cincinnati Insurance Company, Cincinnati Casualty Company, Cincinnati Life Insurance Company, Cincinnati Financial Corporation Retirement Plan Trust and CINFIN Capital, subsidiaries of Cincinnati Financial Corporation, own 37,636,352 shares, 1,419,979 shares, 1,036,125 shares, 90,000 shares and 4,500 shares, respectively.

ELECTION OF DIRECTORS

In accordance with the Company’s Code of Regulations, Directors are elected annually to a one (1) year term expiring at the next Annual Meeting of Shareholders. The terms of the Directors listed below expire at the Annual Meeting on April 15, 2008 and constitute the nominees to be elected to serve until the Annual Meeting of Shareholders in 2009. One of the Company’s Directors, Joan R. Herschede, passed away in 2007. Ms. Herschede had generously given valuable service to the Company as a Director for many years. Any vacancies that occur after the Directors are elected may be filled by the Board of Directors in accordance with law for the remainder of the full term of the vacant directorship.

Director candidates are nominated by the Company’s Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s Charter directs the Committee to investigate and assess the background and skills of potential candidates and to maintain an active file of suitable candidates for directors. The Nominating and Corporate Governance Committee utilizes its pool of existing subsidiary and affiliate directors as well as the significant network of business contacts of its existing directors and executive management as the primary pipeline from which its Director candidates are identified. The Company has also retained Heidrick & Struggles International, Inc. to aid it in identifying potential Director candidates. Upon identifying a candidate for serious consideration, one or more members of the Nominating and Corporate Governance Committee initially interviews such candidate. If the candidate merits further consideration, the candidate subsequently interviews with all other Committee members (individually or as a group), meets the Company’s Chief Executive Officer and other Executive Officers and ultimately meets many of the other Directors. The Nominating and Corporate Governance Committee elicits feedback from all persons who meet the candidate and then determines whether or not to nominate the candidate.

The Company’s Corporate Governance Guidelines set forth the following criteria for Directors: independence; highest personal and professional ethics and integrity; willingness to devote sufficient time to fulfilling duties as a Director; impact on the diversity of the Board’s overall experience in business, government, education, technology and other areas relevant to the Company’s business; impact on the diversity of the Board’s composition in terms of age, skills, ethnicity and other factors relevant to the Company’s business; and number of other public company boards on which the candidate may serve (generally, should not be more than three public company boards in addition to the Company). The Company’s Corporate Governance Guidelines provide that shareholders may propose nominees by submitting the names and qualifications of such persons to the Nominating and Corporate Governance Committee no later than December 31 of each year. Submissions are to be addressed to the Nominating and Corporate Governance Committee at the Company’s executive offices, which submissions will then be forwarded to the Committee. The Nominating and Corporate Governance Committee would then evaluate the possible nominee using the criteria outlined above and would consider such person in comparison to all other candidates. The Nominating and Corporate Governance Committee is not obligated to nominate any such individual for election. No such shareholder nominations have been received by the Company for this Annual Meeting. Accordingly, no rejections or refusals of such candidates have been made by the Company.

The Nominating and Corporate Governance Committee of the Board of Directors has nominated for election as Directors the following fifteen (15) persons: Darryl F. Allen, John F. Barrett, Ulysses L. Bridgeman, Jr., James P. Hackett, Gary R. Heminger, Allen M. Hill, Kevin T. Kabat, Robert L. Koch, II, Mitchel D. Livingston, Ph.D., Hendrik G. Meijer, James E. Rogers, George A. Schaefer, Jr., John J. Schiff, Jr., Dudley S. Taft and Thomas W. Traylor. Unless instructed otherwise, it is the intention of the persons named in the Proxy to vote for the election of all nominees named. If any nominee(s) shall be unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Nominating and Corporate Governance Committee of the Board of Directors recommends. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the fifteen (15) nominees specified above unless otherwise instructed by the shareholder. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election in accordance with Ohio law and the Company’s Articles of Incorporation and Code of Resolutions.

Under Ohio law and the Company’s Articles of Incorporation and Code of Resolutions, those persons receiving the fifteen (15) highest totals of votes cast in the election will be elected as directors. The Company has, however, adopted provisions of its Corporate Governance Guidelines stating that, as long as cumulative voting is not in effect, in an uncontested election of Directors (i.e., an election where the only nominees are those recommended by the Board of Directors), any nominee for Director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will promptly tender his or her resignation to the Chairman of the Board following certification of the shareholder vote. The Nominating and Corporate Governance Committee will promptly consider the tendered resignation and will recommend to the Board whether to accept or reject the tendered resignation no later than 60 days following the date of the shareholders’ meeting at which the election occurred. In considering whether to accept or reject the tendered resignation, the Nominating and Corporate Governance Committee will consider factors deemed relevant by the Committee members including, without limitation, the Director’s length of service, the Director’s particular qualifications and contributions to Fifth Third, the reasons underlying the majority withheld vote (if known) and whether these reasons can be cured, and compliance with stock exchange listing standards and the Corporate Governance Guidelines. The Board will act on the Nominating and Corporate Governance Committee’s recommendation no later than 90 days following the date of the shareholders’ meeting at which the election occurred. In considering the Nominating and Corporate Governance Committee’s recommendation, the Board will consider the factors considered by the Committee and such additional information and factors the Board believes to be relevant.

The following tables set forth information with respect to each Director nominee for election at the Annual Meeting. The Board of Directors has determined that all Directors have met the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards with the exceptions of Messrs. Kabat, Schaefer and Schiff.

		Shares of Company Common Stock Beneficially Owned on December 31, 2007(1)
Name, Age and Principal Occupation During the Past Five Years	Director Since	Number(3)	Percent of Class
DARRYL F. ALLEN, 64, Retired Chairman, CEO and President of Aeroquip-Vickers, Inc., formerly known as Trinova Corporation, a manufacturer and distributor of engineered components for industry, automotive, aerospace and defense.	1997	20,610.0039%

JOHN F. BARRETT, 58, President, CEO and Director of The Western and Southern Life Insurance Co. since 1994 and Chairman of the Board since 2002. Chairman, President and CEO of Western & Southern Mutual Holding Company and Western & Southern Financial Group, Inc. Officer/Director of a number of Western & Southern affiliates. Western & Southern is a financial services company that as its primary business distributes life insurance, annuities and mutual funds to the public. Director of Convergys Corporation and The Andersons, Inc.	1988	77,443.0145%

ULYSSES L. BRIDGEMAN, 54, owner and president of Manna, Inc. and ERJ Inc., which oversee the administration and operation of 163 Wendy’s Old Fashioned Hamburger restaurants in five states and 26 Chili’s restaurants in four states. Director of Jackson Hewitt Tax Service Inc.	2007	2,000.0004%

JAMES P. HACKETT, 52, President, CEO and Director of Steelcase Inc., a manufacturer of office systems. Trustee of The Northwestern Mutual Life Insurance Company.	2001	19,025.0036%

GARY R. HEMINGER, 54, Executive Vice President of Marathon Oil Company and President of Marathon Petroleum Company LLC since 2005. Previously, Mr. Heminger was President of Marathon Ashland Petroleum Company LLC.	2006	3,692.0007%

ALLEN M. HILL, 62, Retired CEO and President of DPL Inc., a diversified regional energy company, and its subsidiary The Dayton Power and Light Company.	1998	69,857.0131%

KEVIN T. KABAT, 51, Chief Executive Officer of the Bancorp since April 2007 and President of the Bancorp since June 2006. Previously, Mr. Kabat was Executive Vice President of the Bancorp since December 2003. Prior to that he was President and CEO of Fifth Third Bank (Michigan) since April 2001.	2007	613,259.1150%

ROBERT L. KOCH II, 69, President and CEO of Koch Enterprises, Inc., a privately held company with worldwide subsidiaries in manufacturing, distribution, metals recycling and contracts management. Director of Vectren Corporation.	1999	63,194.0119%

DR. MITCHEL D. LIVINGSTON, 63, Vice President for Student Affairs and Chief Diversity Officer, University of Cincinnati since July 2007. Formerly, Dr. Livingston was Vice President for Affairs and Services, University of Cincinnati.	1997	20,164.0038%

		Shares of Company Common Stock Beneficially Owned on December 31, 2007(1)
Name, Age and Principal Occupation During the Past Five Years	Director Since	Number(3)	Percent of Class
HENDRIK G. MEIJER, 56, Co-Chairman and CEO of Meijer, Inc., and its affiliates, a food and general merchandise retailer with 181 supercenters located in Michigan, Ohio, Indiana, Illinois and Kentucky.	2001	26,399.0050%

JAMES E. ROGERS, 60, Chairman, President and CEO of Duke Energy Corporation. Before the merger of Duke Energy Corporation and Cinergy Corporation, Mr. Rogers served as Chairman and CEO of Cinergy Corporation, PSI Energy and Director of CIGNA.	1995	28,070.0053%

GEORGE A. SCHAEFER, JR., 62, Chairman of Fifth Third Bancorp and Fifth Third Bank. Formerly Mr. Schaefer was President and CEO of Fifth Third Bancorp and Fifth Third Bank. Director of WellPoint, Inc. and Ashland Inc.	1988	3,031,918.5672%

JOHN J. SCHIFF, JR.(2), 64, Chairman, CEO and Director of Cincinnati Financial Corporation and Chairman, Executive Committee of Cincinnati Insurance Company. Former Chairman of John J. & Thomas R. Schiff & Co., Inc., an insurance agency. Director of Standard Register Co.	1983	465,495.0874%

DUDLEY S. TAFT, 67, President and Director of Taft Broadcasting Company, investor in entertainment and media properties. Director of Duke Energy Corporation.	1981	89,941.0169%

THOMAS W. TRAYLOR, 68, President, CEO and Chairman of Traylor Bros., Inc., a general/heavy construction contractor.	1999	273,525.0513%

All Directors and Executive Officers as a Group (25 persons)		6,207,167	1.16%

(1)	As reported to Fifth Third Bancorp by the Directors as of the date stated. Includes shares held in the name of spouses, minor children, certain relatives, trusts, estates and certain affiliated companies as to which beneficial ownership may be disclaimed.

(2)	Mr. Schiff is a Director of Cincinnati Financial Corporation, whose holdings of Company shares are more fully set forth above under the caption “Certain Beneficial Owners” in this proxy statement.

(3)	The amounts shown represent the total shares owned outright by such individuals together with shares which are issuable upon the exercise of currently exercisable (or exercisable within 60 days), but unexercised, stock options and stock appreciation rights. Specifically, the following individuals have the right to acquire the shares indicated after their names, upon the exercise of stock options and stock appreciation rights, respectively: Mr. Allen, 10,000 and 2,500; Mr. Barrett, 10,000 and 2,500; Mr. Bridgeman, 1,750 and 250; Mr. Hackett, 7,000 and 2,500; Mr. Heminger, 500 and 250; Mr. Hill, 10,000 and 2,500; Mr. Kabat, 476,360 and 48,964; Mr. Koch, 11,700 and 2,500; Dr. Livingston, 10,000 and 2,500; Mr. Meijer, 7,000 and 2,500; Mr. Rogers, 10,000 and 2,500; Mr. Schaefer, 1,732,502 and 169,587; Mr. Schiff, 5,000 and 2,500; Mr. Taft, 10,000 and 2,500; and Mr. Traylor, 11,700 and 2,500. The aggregate number of shares issuable upon the exercise of currently exercisable (or exercisable within 60 days), but unexercised, stock options and stock appreciation rights held by the Executive Officers who are not also Directors or nominees is 1,025,644.

In February 2008 a shareholder of the Company filed a derivative suit in the Court of Common Pleas for Hamilton County, Ohio, against the members of the Company’s Board of Directors and, nominally, the Company, alleging breach of fiduciary duty and waste of corporate assets, among other charges, in relation to the approval of the Company’s acquisition of First Charter Corporation. The suit seeks an injunction to halt proceeding with the acquisition of First Charter Corporation, an independent valuation of First Charter Corporation as to its worth, unspecified compensatory damages in favor of the Company from the Directors as well as costs and attorneys fees to the plaintiff. The impact of the final disposition of this lawsuit cannot be assessed at this time.

BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS AND FUNCTIONS

The Board of Directors of the Company met nine (9) times during 2007. The Company’s Board of Directors also regularly holds executive sessions of those members of the Board of Directors who meet the then current standards of independence. The chairman at these executive sessions is the Chairman of the Nominating and Corporate Governance Committee, who serves as the Lead Director of the Board. The position duty statement for the Lead Director may be found in the Corporate Governance Section of the Company’s website at www.53.com.

No member of the Board of Directors of the Company attended less than 75% of the aggregate meetings of the Board of Directors and all committees on which such Director served during 2007, except for Mr. Bridgeman who joined the Board in the middle of the year and attended 67% of the aggregate meetings of the Board of Directors and all committees on which he served due to scheduling conflicts with two special meetings of the Board of Directors called shortly after his appointment to the Board.

Neither the Board nor the Nominating and Corporate Governance Committee has implemented a formal policy regarding Director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting. In 2007, 12 out of 15 Directors attended the Annual Meeting.

There are six (6) committees of the Board of Directors: Executive, Audit, Compensation, Nominating and Corporate Governance, Risk and Compliance, and Trust.

The Executive Committee of the Company serves in a dual capacity as the Executive Committee of the Company and Fifth Third Bank, an Ohio banking corporation (the “Bank”). Under Ohio law, the Executive Committee has the power to act between meetings of the Board on virtually all matters that the Board could act upon. The Board of Directors has adopted an Executive Committee Charter which may be found in the Corporate Governance Section of the Company’s website at www.53.com. The Executive Committee met seven (7) times in 2007 and consisted of Messrs. Hackett, Hill, Kabat, Koch, Schaefer, and Taft.

The Audit Committee of the Company serves in a dual capacity as the Audit Committee of the Company and the Bank. Fourteen (14) meetings of this Committee were held during 2007. This Committee’s functions include the engagement of the independent registered public accounting firm, reviewing with that firm the plans and results of the audit engagement of the Company, approving the annual audit plan and reviewing the results of the procedures for internal auditing, reviewing the independence of the independent registered public accounting firm, reviewing the Company’s financial results and periodic Securities and Exchange Commission filings, reviewing the design and effectiveness of the Company’s internal controls and similar functions and approving all auditing and non-auditing services performed by its independent registered public accounting firm. Another function of this Committee is to carry out the statutory requirements of a bank audit committee as prescribed under applicable law. The Board of Directors has adopted a written charter for the Audit Committee, which may be found in the Corporate Governance Section of the Company’s website at www.53.com. The Audit Committee members for 2007 were Messrs. Allen, Barrett, Hackett, Heminger and Ms. Herschede. All members of the Audit Committee met the independence standards of Rule 4200(a)(15) and the audit committee qualifications of Rule 4350(d)(2) of the National Association of Securities Dealers listing standards. The Board of Directors has determined that Messrs. Allen, Barrett, Hackett and Heminger are audit committee financial experts for the Company and are independent as described in the preceding sentence. The formal report of the Audit Committee with respect to the year 2007 begins on page 38 herein.

The Company has a Compensation Committee comprised entirely of independent Directors. Executive compensation and equity plan allocations are determined by this Committee of the Board of Directors. The Board of Directors has adopted a Compensation Committee Charter which may be found in the Corporate Governance Section of the Company’s website at www.53.com. This Committee consisted of Messrs. Hill, Hackett, Meijer, and Rogers and met eight (8) times during 2007. The formal report of the Compensation Committee with respect to 2007 compensation begins on page 37 herein.

The Company has a Nominating and Corporate Governance Committee comprised entirely of independent Directors. This Committee: 1) develops and recommends to the Board corporate governance policies and guidelines for the Company and for the identification and nomination of Director and committee member candidates and 2) nominates Directors for election to the Board and appointment to committee membership. The Board of Directors has adopted a Nominating and Corporate Governance Committee Charter which may be found in the Corporate Governance Section of the Company’s website at www.53.com. This Committee consisted of Messrs. Allen, Koch, Rogers and Taft and met four (4) times during 2007.

The Company’s Risk and Compliance Committee serves in a dual capacity as the Risk and Compliance Committee of the Company and the Bank. The Committee oversees management’s compliance with all of the Company’s regulatory obligations arising under applicable federal and state banking laws, rules and regulations, including any terms and conditions required from time to time by any action, formal or informal, of any federal or state banking regulatory agency or authority and any responses of management to any inquiries from any applicable banking regulator, and oversees management’s implementation and enforcement of the Company’s risk management policies and procedures. The Board of Directors has adopted a Risk and Compliance Committee Charter which may be found in the Corporate Governance Section of the Company’s website at www.53.com. This Committee met four (4) times in 2007 and consisted of Messrs. Barrett, Bridgeman, Heminger, Meijer and Traylor.

The Company has a Trust Committee which serves in a dual capacity as the Trust Committee of the Company and the Bank. The Committee reviews the fiduciary activities of the Bank and, more generally, oversees the structure for fiduciary activities for each of the Company’s subsidiary banks, including the Bank. In this regard, the Committee has responsibility to report risks identified in its review of such fiduciary activities to the Company’s Risk and Compliance Committee. The Committee also has overall responsibility for evaluating and approving the fiduciary policies of the Company and its bank subsidiaries. The Board of Directors has adopted a Trust Committee Charter which may be found in the Corporate Governance Section of the Company’s website at www.53.com. This Committee consisted of Messrs. Livingston, Kabat and Ms. Herschede, and met four (4) times during 2007.

CORPORATE GOVERNANCE

The Board of Directors has adopted the Fifth Third Bancorp Corporate Governance Guidelines which may be found in the Corporate Governance Section of the Company’s website at www.53.com. The Board of Directors has also adopted the Fifth Third Bancorp Code of Business Conduct and Ethics which may also be found in the Corporate Governance Section of the Company’s website at www.53.com.

The Audit Committee has established Fifth Third’s EthicsLine, a toll free hotline through which confidential complaints may be made by employees regarding: illegal or fraudulent activity; questionable accounting, internal controls or auditing matters; conflicts of interest, dishonest or unethical conduct; disclosures in the Company’s SEC reports, bank regulatory filings and other public disclosures that are not full, fair, accurate, timely and understandable; violations of the Company’s Code of Business Conduct and Ethics; and/or any other violations of laws, rules or regulations. Complaints submitted through this process are presented to the Audit Committee on a regular, periodic basis.

Shareholders may communicate directly to the Board of Directors in writing by sending a letter to the Board at: Fifth Third Bancorp Board of Directors, 38 Fountain Square Plaza, MD 10AT76, Cincinnati OH, 45263 or by a secure e-mail via the Company’s website at www.53.com. All communications directed to the Board of Directors will be received and processed by the Fifth Third Legal Department and will be transmitted to the Chairman of the Nominating and Corporate Governance Committee (who serves as the Lead Director of the Board of Directors) without any editing or screening by the Legal Department.

COMPENSATION DISCUSSION AND ANALYSIS

The Company’s Compensation Discussion and Analysis addresses the following items:

•	Overview of Compensation (“Total Rewards”) Program

•	The Company’s Compensation Committee

•	Compensation philosophy and strategy

•	The elements of the Company’s Total Rewards Program

•	Insight regarding the Committee’s decisions relative to 2007 design and awards

•	A summary of material design changes for the 2008 Total Rewards Program

Overview of the Total Rewards Program

The Compensation Committee is responsible for establishing, implementing and monitoring the administration of compensation programs in accordance with the Company’s compensation philosophy and strategy and approving executive compensation and equity plan awards. The Committee seeks to establish Total Rewards for the Company’s Executive Officers that are fair, reasonable, and competitive. The Total Rewards Program includes base salary, annual cash incentive compensation, long-term equity-based incentive compensation, benefits and certain perquisites. Generally, the types of compensation and benefits paid to the Executive Officers are similar to those provided to other officers of the Company.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2007, as well as the other individuals included in the Summary of Compensation Table on page 23, are referred to as the “Named Executive Officers.”

The Compensation Committee

The Committee’s Role. The Compensation Committee is composed of independent directors and is responsible for the approval and administration of compensation programs for Executive Officers and other employees of the Company. The Committee focuses on the attraction and retention of key executives and, when making decisions, considers the Company’s compensation philosophy, the achievement of business goals set by the Company, relevant peer data, recommendations made by the Chief Executive Officer, and the advice of Towers Perrin and Mercer Human Resource Consulting (“Mercer”), both outside global human resources consulting firms.

The Committee has taken the following steps to ensure that it effectively carries out its responsibilities:

•

Completed an RFP process with several reputable external consulting firms, as the Committee periodically does to ensure that the Committee is receiving the best possible advice and counsel; selected Mercer based on the firm’s resources, the lead consultant’s knowledge of the Company’s business and the competitive marketplace, and the consulting team’s ability to proactively consult with the Committee regarding how to best achieve the Company’s objectives.

•

Engaged Towers Perrin through the first half of the year and Mercer beginning in September 2007, both respected external compensation consultants with expertise in executive compensation, to provide the Committee with relevant market data and to advise the Committee on alternatives when making compensation decisions for the Named Executive Officers and on the recommendations being made by the Company’s Management for Executive Officers other than the Named Executive Officers. In addition to the support provided by Towers Perrin and Mercer, the Company’s Human Resources division includes employees with significant compensation experience who provide support, data, and analysis to the Committee.

•

Conducted an annual review of and revised the Company’s Compensation Peer Group, prospectively removing two companies to better reflect the Company’s size and business mix in the 2008 Compensation Peer Group, while maintaining a group of high quality peer companies.

•

Reviewed all compensation components for the Company’s Chief Executive Officer, Chief Financial Officer, and other Named Executive Officers, incorporating a tally sheet for each executive into that review.

•	Expanded the size of the Committee by adding a new independent member to broaden the collective experience of the Committee.

•

Scheduled an executive session prior to the conclusion of each Committee meeting without members of Management for the purpose of discussing decisions related to the CEO’s performance, goal-setting, compensation levels and other items deemed important by the Committee.

•	Conducted an annual review of the Compensation Committee Charter to ensure that it effectively reflects the Committee’s responsibilities.

•	Conducted an annual review of the Company’s compensation philosophy to ensure that it remains appropriate given the Company’s strategic objectives.

•	Completed an annual self-evaluation of the Committee’s effectiveness.

Role of Executive Officers in Compensation Decisions. The Chief Executive Officer annually reviews the performance of each of the other Named Executive Officers. Based on this review, he makes compensation recommendations to the Committee, including recommendations for salary adjustments, annual cash incentives, and long-term equity-based incentive awards. In addition, other members of Management also annually assess performance for other Executive Officers and make compensation recommendations to the Committee. Although the Committee considers these recommendations along with data provided by its other advisors, it retains full discretion to set all compensation for the Company’s Executive Officers.

The Committee’s Considerations. The Committee considers both the aggregate amounts and mix of an Executive Officer’s “Total Direct Compensation” (base salary, annual cash incentive compensation and long-term equity-based incentive compensation) when making decisions. The Committee assesses Total Direct Compensation relative to competitive market data in its November meeting, discusses recommendations for executive compensation in its January meeting and approves final recommendations at its February meeting.

Based on its most recent review of the competitive data, the Committee has determined that the compensation structure for Executive Officers is effective and appropriate. The structure reflects the Company’s compensation philosophy, in that its targets are tied to the market median, it has appropriate leverage to ensure a strong linkage between compensation and performance, and it drives rewards based on the most relevant performance measures for the Company. Also based on this review, the Committee determined that the Company’s aggregate 2007 Total Rewards package (and potential payouts in the severance and change-in-control scenarios) for its Named Executive Officers is reasonable and not excessive.

The Committee believes that the relative difference between the compensation of the Chief Executive Officer and the compensation of the Company’s other Executive Officers is consistent with such differences found in the Company’s Compensation Peer Group and external reference labor market. Further, the Committee has reviewed the internal relationships between the compensation for the Chief Executive Officer and for other Executive Officers and has deemed them to be appropriate.

Compensation Philosophy

The Company’s executive compensation program is intended to drive shareholder value by attracting and retaining talented executives, motivating executives to achieve corporate objectives, and encouraging share ownership among the Executive Officers to align their interest with that of the shareholders. It is constructed to allow the Company to provide competitive target compensation for talented executives and to differentiate actual pay based on the level of individual and organizational performance. The executive compensation program consists of three components: base salary, annual cash incentive compensation, and long-term equity-based incentive compensation.

The executive compensation program is intended to provide market median compensation for median performance relative to the Company’s Compensation Peer Group (identified below) and to pay at the 75th percentile for upper quartile performance relative to that Compensation Peer Group. The Committee refers to the Company’s Compensation Peer Group in making decisions related to compensation based on performance. In cases where data for the Compensation Peer Group is incomplete, the Company may use data from a broader reference group that includes a wider variety of financial services organizations from Towers Perrin’s and/or Mercer’s proprietary compensation databases.

The Company also intends that its Total Rewards Program (including benefits and perquisites) be tied to the competitive market median. The Company periodically reviews competitive benefits analyses to ensure that its programs are consistent with those offered by other financial services companies.

Executive Officers’ eligibility for compensation and benefits is generally determined in a manner that is consistent with other employees at the Company. In addition, the timing and terms of incentive compensation awards for Executive Officers are consistent with those of other eligible employees at the Company.

Benchmarking Methodology

In making compensation decisions, the Committee compares Company performance and each element of Executive Officers’ Total Direct Compensation with compensation information from a peer group of publicly traded banking and financial institutions (collectively the “Compensation Peer Group”). The Committee refers to this Compensation Peer Group for both compensation- and performance-related benchmarking. Financial performance data is prepared either by the Committee’s external compensation consultant or by the Company, using publicly available data from proxy statements and other public filings. Compensation data is prepared by the Committee’s external compensation consultants, using proprietary compensation databases and publicly available data from proxy statements.

The Compensation Peer Group consists of companies with which the Committee believes the Company competes for talent and for stockholder investment, and which are similar in asset size and business mix. The following 18 companies were identified prior to the start of 2007 by the Committee as the 2007 Compensation Peer Group:

BB&T Corporation	The PNC Financial Services Group, Inc.
Capital One Financial Corporation	Regions Financial Corporation
Comerica Incorporated	State Street Corporation
Huntington Bancshares Incorporated	SunTrust Banks, Inc.
KeyCorp	U.S. Bancorp
M&T Bank Corporation	Wachovia Corporation
Marshall & Ilsley Corporation	Washington Mutual, Inc.
National City Corporation	Wells Fargo & Company
The Bank of New York Mellon Corporation	Zions Bancorporation

During its Fall 2007 annual review of the Compensation Peer Group, the Committee removed two of these peers. The Bank of New York Mellon Corporation and State Street Corporation were removed due to their size and business mix. The other 16 peers were retained for 2008. These changes are effective prospectively for 2008 pay and performance comparisons.

The Company’s assets are at approximately the 40th percentile of its 2008 Compensation Peer Group. The Committee annually reviews its Compensation Peer Group and considers changes to the Compensation Peer Group deemed necessary to ensure that the nature and size of the organizations continue to be appropriate.

Compensation Strategy

The Company’s compensation strategy refers to the structure and programs designed to achieve its compensation philosophy.

Compensation Structure. The compensation structure (i.e., each element of pay described below and the respective targets and ranges of pay for each element) for Executive Officers is reviewed annually. When determining the compensation structure, the following items are considered:

•	The most recent comparative proxy statement and survey data for similar jobs among the Compensation Peer Group

•

The 25th percentile, median and 75th percentile peer data for each element of compensation (base salary, target annual cash incentive compensation, and target long-term equity-based incentive compensation as well as the resulting total direct compensation)

•	The ability to provide market median “Total Cash Compensation” (i.e., base salary plus annual cash incentive compensation) for median levels of performance relative to the Compensation Peer Group

•	The ability to provide 75th percentile Total Cash Compensation for upper quartile performance relative to the Compensation Peer Group

Base Salary. The Committee reviews individual base salaries of the Company’s Executive Officers annually (and/or at the time of promotion). Salary increases are based on the Company’s overall performance and the executive’s attainment of individual objectives during the preceding year in the context of competitive market data. The objectives of the Company’s base salary program are to provide salaries at a level that allows the Company to attract and retain qualified executives and to recognize and reward individual performance. Base salary levels also drive other elements of Total Rewards, including the annual cash incentive compensation target and retirement benefits. The following items are considered when determining base salary levels:

•	Market data provided by the Company’s external compensation consultants

•	The Executive Officer’s experience, scope of responsibilities, performance and potential

•	Internal equity in relation to other Executive Officers with similar levels of experience, scope of responsibilities, performance, and potential

•	Tax deductibility of base salary

Annual Cash Incentive Compensation. The annual cash incentive compensation program’s objective is to reward executives for superior relative performance compared to the Compensation Peer Group. Target award levels are established at the beginning of the year for each Executive Officer based on market median target awards and are expressed as a percentage of base salary. The potential amounts of annual cash incentive compensation awards under the program for 2007 performance that the Executive Officers could earn were:

•	Up to 300% of target for each Named Executive Officer

•	Up to 225%-300% of target for the other Executive Officers, depending on competitive upside opportunity (i.e., 75th percentile payout) among the Company’s Compensation Peer Group for each job

Long-Term Equity-Based Incentive Compensation. The objective of the long-term equity-based incentive program is to align executives’ interests with shareholders’ interests and to link executive wealth accumulation with the long-term performance of the Company. Target award levels are established at the beginning of the year for each Executive Officer based on market median target awards, and actual awards are made based on individual performance relative to established individual performance objectives.

Other Plan Provisions. The annual cash and long-term equity-based incentive compensation awards are authorized under the Company’s Incentive Compensation Plan (the “Plan”). This Plan was approved and adopted by the Company’s shareholders in 2004.

The Company’s Code of Business Conduct and Ethics provides that the Company reserves the right to and, if appropriate, will seek restitution of any bonus, commission or other compensation received as a result of an employee’s intentional or knowing fraudulent or illegal conduct or misconduct, including the making of a material misrepresentation contained in the Company’s financial statements.

The Committee has delegated to certain Executive Officers the authority to grant equity awards for recruiting and retention purposes up to specified limits.

Pay Mix and Total Compensation for Executive Officers

Annual vs. Long-Term Compensation. The Company intends to attract and retain talented executives with competitive salaries and annual cash incentive compensation opportunities that deliver market-appropriate awards based on annual performance, balanced by long-term equity-based incentive compensation awards that also provide market-competitive opportunities to increase value commensurate with shareholder gains. In the past, the Company relied more heavily on long-term compensation to offset below-median Total Cash Compensation. However, over the past few years the Company has shifted to a pay mix (i.e., proportions of base salary, annual cash incentive and long-term equity-based incentive compensation comprising Total Direct Compensation) that more closely approximates that of its peers to be more consistent with its pay philosophy and to enhance the Company’s ability to attract, motivate and retain talented executives.

The Company’s compensation structure is intended to be competitive on each element of pay for each role. The figures are expressed as a percentage of Total Direct Compensation and vary based on differences in the market pay mix for each role. The percentages below are based on the full value of the long-term equity-based incentive compensation awards on the grant date. Therefore, they differ from the figures included in the Summary Compensation Table columns “Stock Awards,” “Option Awards,” and “Total,” which are reported in accordance with SEC regulations and may include expense associated with prior years’ awards. The 2007 target pay mix for the Named Executive Officers is shown below:

Named Executive Officer	Base Salary	Annual Incentive	Long-term Incentive
Kevin T. Kabat	15%	27%	58%
Christopher G. Marshall	23%	23%	54%
Greg D. Carmichael	27%	27%	47%
Robert A. Sullivan	28%	22%	50%
Charles Drucker	28%	22%	50%

The 2008 target pay mix, based on the approved target compensation structure including target changes based on a competitive market analysis of each executive’s role, is shown below:

Named Executive Officer	Base Salary	Annual Incentive	Long-term Incentive
Kevin T. Kabat	15%	27%	58%
Christopher G. Marshall	25%	25%	50%
Greg D. Carmichael	23%	26%	51%
Robert A. Sullivan	28%	22%	50%
Charles Drucker	28%	23%	49%

Long-term Equity-Based Incentive Compensation. The Company employs various long-term equity-based incentive compensation awards intended to align executives’ awards with shareholders’ interests. These awards include stock-settled stock appreciation rights (“SARs”), performance-based restricted stock and performance shares.

For 2007, long-term equity-based incentive compensation awards for Executive Officers were first denominated in dollars, and generally granted in share-denominated amounts in the following manner:

Award Type	Proportion of long-term incentive value	Calculation of Awards
SARs	50%	Total award dollar value multiplied by 50% divided by stated 2007 SAR value of $7.50
Performance Shares	25%	Total award dollar value multiplied by 25% divided by 30-day average beginning share price (i.e., for prior 30 trading days) of $39.89 for 2007
Performance-based Restricted Stock	25%	Total award dollar value multiplied by 25% divided by share price on grant date of $38.27 for 2007

The Company revisited the mix of long-term equity-based incentive compensation awards for its Executive Officers in 2007 to ensure that it effectively supported the Company’s objectives:

•	Align management and shareholders’ interests

•	Motivate senior executives to optimize long-term shareholder value

•	Encourage stock ownership among senior executives

•	Enhance the Company’s ability to retain key executives

•	Ensure that the program design is consistent with our compensation philosophy and reflective of external market trends

The Committee approved a change in the historical mix to evenly balance growth and full-value awards for 2007: The Committee believes that a substantial portion of the long-term equity-based incentive compensation opportunity should come from a growth-oriented incentive (i.e., SARs) that aligns executives’ interests with those of the Company’s shareholders. In addition, the Committee believes that full-value share awards with strong performance requirements (i.e., performance shares and performance-based restricted stock) are important to drive a clear results orientation with stronger retention value and enhanced ownership creation opportunities and should therefore also be granted in a meaningful amount (i.e., 50%). In addition, the two full-value award types complement each other: The performance shares reward strong relative total shareholder return and the performance-based restricted stock rewards strong return on normalized equity. The Committee determined that these weightings were appropriate based on the Company’s strategic objectives, compensation philosophy and competitive practice.

Cash vs. Non-Cash Compensation. The Company pays base salary and annual incentive compensation in cash. Most of its long-term equity-based incentive compensation awards (i.e., 87.5% of the target value) are paid in the form of shares of the Company’s common stock. Half of an executive’s earned performance shares, however, are paid in cash to allow the recipient to pay applicable taxes on the awards. The remaining performance shares, performance-based restricted stock and all of the proceeds from option and SAR exercises are delivered in shares of the Company’s common stock to align the executive’s interests with those of the shareholders, to increase the executive’s ownership in the Company, and to expedite achievement of the Company’s executive stock ownership guidelines These guidelines are outlined in more detail in the Executive Ownership and Capital Accumulation section of this proxy statement.

Tally Sheet. For the past four years, the Company has prepared a tally sheet of all compensation and potential payouts for the Committee’s use when approving compensation matters. The Committee reviews all components of the Company’s Chief Executive Officer, Chief Financial Officer and the other Named Executive Officers’ compensation, including:

•	Base salary

•	Annual cash incentive compensation

•	Long-term equity-based incentive compensation

•	Accumulated, realized and unrealized equity award gains

•	The dollar value to the executive and cost to the Company of all perquisites and other personal benefits

•	The earnings and accumulated payout obligations under the Company’s nonqualified deferred compensation program

•	The projected payout obligations under the Company’s supplemental executive retirement plan

•	Several potential termination scenarios, including change in control.

In February 2007 and February 2008, the Committee reviewed tally sheets containing all the above components and the associated dollar amounts for projected 2007 and 2008 compensation and found that the figures were appropriate and reasonable. Also at that time, the Committee reviewed a sensitivity analysis of the relationship between each Named Executive Officer’s 2007 and 2008 target Total Direct Compensation and the Company’s performance (both stock price performance and financial results). The Committee was satisfied that the 2007 and 2008 compensation structures provide significant differentiation in the payouts for high versus low levels of performance.

Final Determinations. The Committee considers several factors and objectives relevant to each specific program when determining compensation. The Committee also contemplates each award’s impact on the Total Direct Compensation package. For example, as described in the 2007 Variable Compensation Plan section below, when the Committee evaluated performance relative to goals to determine the appropriate annual cash incentive award for Executive Officers, it considered the impact on the Executive Officers’ Total Cash and Total Direct Compensation relative to the Company’s Compensation Peer Group.

Total Direct Compensation is intended to target the median of the relevant market data, and actual compensation (both amount and mix) for executives varies based on their performance, prior experience and other pertinent factors. In addition, for purposes of attracting and retaining key executives, the Committee may determine that an additional award, an above-median sign-on package or an incentive guarantee for a new hire, or a Total Direct Compensation package that is above market median is appropriate.

In order to attract and retain qualified executives, it is sometimes appropriate to include an additional award and/or an incentive guarantee as a part of the sign-on package, in part to mitigate any compensation the executive would forfeit as a result of leaving his or her current role and/or the risk associated with making a job change at that level. The January 16, 2007 grant of 21,000 SARs to Mr. Marshall was evaluated by the Committee at the time it was extended to Mr. Marshall and was determined by the Committee to be based on reasonable compensation levels for a chief financial officer among the Company’s Compensation Peer Group and deemed by the Committee to be appropriate based on the Company’s philosophy.

Pay for Performance

As illustrated in the Pay Mix and Total Compensation for Executive Officers section above, the majority of Executive Officers’ Total Direct Compensation varies based on the performance of the Company. Their compensation is based on individual, division and Company performance. Company performance is evaluated from a variety of perspectives, including:

•	Absolute performance and performance relative to peers

•	Return measures including return on equity and return on assets

•	Growth in core deposits, loans, fees, total revenue, net income and earnings per share

•	Efficiency ratio

•	Stock price growth and price/earnings ratio

Annual cash incentive compensation awards to Executive Officers are approved and funded on the basis of Company performance relative to specific targets set forth below in “2007 Variable Compensation Plan – Performance Goals” and are allocated to each participant based on individual and divisional performance. Long-term equity-based incentive compensation awards are allocated to each participant based on individual performance. Long-term equity-based incentive compensation awards are earned, and derive value, based on shareholder return, return on normalized equity (“RONE,” calculated as operating earnings as a percent of average common equity, normalized to the median tangible equity ratio of the Compensation Peer Group), and stock price appreciation. Amounts realizable from prior compensation awards do not impact decisions relative to future awards or benefits because of the Company’s belief that prior awards were made on a performance basis.

2007 Variable Compensation Plan

Plan Design. The Company refers to its annual cash incentive compensation program as the “Variable Compensation Plan” or the “VCP.” During meetings held in late 2006 and early 2007, the Committee engaged in numerous discussions about the VCP’s objectives and the metrics and design that would best achieve those objectives.

The design of the VCP was modified from the prior year to include the following three measures. The measures were weighted as illustrated below to reflect their relative importance to the Company:

1.	Earnings per share (EPS) adjusted for relative performance: 40% weight

2.	Return on Equity (ROE) relative to peers: 40% weight

3.	Efficiency Ratio relative to peers: 20% weight

Performance Goals. The EPS goals under the VCP were scaled to represent three levels of performance: threshold, target, and maximum. The Committee established the baseline EPS target for 2007 at $2.84, with a feature that indexes the performance levels up or down based on industry changes in earnings expectations. Specifically, to ensure the Company delivers median pay for median performance, the percentage difference between the Compensation Peer Group’s 1/1/07 consensus earnings estimates and the Compensation Peer Group’s actual 2007 earnings, adjusts the EPS performance levels under the VCP. For 2007, the Compensation Peer Group’s actual earnings were 24% below 1/1/07 estimates, resulting in an adjustment to the EPS target of -$.68. In addition, the threshold and maximum performance levels are changed by the corresponding percentage adjustment, as illustrated in the chart below. If the industry earnings had exceeded initial expectations, the EPS performance levels under the VCP would have increased. The Committee placed the goals for relative ROE and efficiency ratio at the median of the Compensation Peer Group, reflecting the Company’s philosophy to tie target pay to median performance. Linear interpolation is used to calculate funding levels between stated performance levels. The threshold, target, and maximum performance levels and the Company’s performance level (as calculated per the discussion set forth below in “Determination of Awards”) are outlined below and illustrate the Company’s upper quartile performance during 2007:

Performance Metric	Threshold Performance	Target Performance	Maximum Performance	Company Performance
EPS	$2.09	$2.16	$2.26	$2.54

ROE	25th percentile	Median (i.e., 50th percentile)	75th percentile	78th percentile

Efficiency Ratio	25th percentile	Median (i.e., 50th percentile)	75th percentile	78th percentile

Determination of Awards. In establishing actual Company performance, the Committee considered a number of unusual, non-operating events. The Committee included the earnings impact of some of these events, and based on the nature of the events (including past practice and precedent as well as timing issues), excluded two non-cash, non-operating events to determine the final operating results for each performance metric. The two items excluded when determining final operating results were (1) the non-cash charge required of Visa member banks, including the Company, based on Visa’s pending litigation, and (2) the unrealized reduction in the cash surrender value of one of the Company’s bank-owned life insurance policies. The final operating results, as determined by the Committee, are shown in the chart above.

The earned VCP funding was calculated based on these performance results, creating an earned VCP pool. Management recommended, and the Committee approved, a discretionary reduction to the pool for all VCP participants including Executive Officers. This reduction was made to account for performance below goal on certain non-financial objectives, notwithstanding the Company’s very positive results for the year including its superior relative performance and capital position.

The individual awards for Named Executive Officers were determined in the following manner:

•

Although maximum VCP funding was earned based on the Company’s superior relative performance, the discretionary reduction to the VCP earned pool established the final VCP funding at 62% of the maximum payout level.

•

The CEO considered individual performance relative to pre-defined corporate, business unit and individual goals for each of his direct reports and assigned a performance factor, which he applied to the final VCP funding to determine a specific, performance-based VCP award for each executive. The individual goals were established in the categories of business results, employee engagement, and customer engagement.

•	The Compensation Committee met in executive session to discuss the CEO’s performance and to determine an award amount, and approved payment equal to the final VCP funding.

2007 Long-term Equity-based Compensation Awards

Long-term equity-based incentive compensation awards for the Executive Officers are made to align the focus and rewards with the interests of the Company’s shareholders and to facilitate share ownership among Executive Officers. Target awards are established based on market median compensation for each job. Award levels are determined based on target pay levels, Company performance, and the individual performance of each Executive Officer, such as:

•	The Company’s revenue and expense results

•	Division’s revenue and expenses vs. budget

•	Internal and external customer service levels

•	Performance relative to the Company’s strategic initiatives

•	Results related to specific individual responsibilities

The Chief Executive Officer recommends the award levels for the other Executive Officers and the Committee makes the final award determination for all Executive Officers. The award considerations are not based on a formula. Rather the committee may choose to make the actual award higher or lower than the target award based on the factors described above. For 2007, the Committee made the actual awards at the target levels.

These grants provide incentive for the creation of shareholder value since the full benefit of the grant to each Executive Officer can only be realized with an appreciation in the price of the Company’s common shares or through reasonable relative total shareholder return or RONE, depending on the type of award. The Company does not grant discounted stock options or SARs, re-price previously granted stock options or SARs, or grant reload stock options.

SARs for Executive Officers have been and will continue to be granted at the closing price of the Company’s common stock on the date of grant, with a 10-year term and generally a 4-year graded vesting schedule. These award terms are consistent with the annual grant for all eligible employees at the Company. The grant date is the date of the Compensation Committee’s approval of the awards, which will typically be at a March or April Compensation Committee meeting. The Company does not adjust the timing of its annual grant based on SEC filings or press releases. Rather, the annual grant date is established and communicated months in advance.

Performance shares are granted with goals set in terms of three-year total shareholder return relative to the Company’s Compensation Peer Group at the date of the award grant. Total shareholder return was selected as the measure when the plan was introduced in 2004, and subsequently retained, because of its strong alignment with shareholder interests. The grants established varying payouts for increasing levels of relative total shareholder return, and aligned with the Company’s philosophy of tying median pay to median performance with appropriate upside and downside leverage:

Performance Level	Payout
40th percentile (threshold)	50% of award
50th percentile (target)	100% of award
90th percentile (maximum)	200% of award

Performance shares would be paid 50% in cash and 50% in the Company’s common stock. The cash payout is intended to cover applicable taxes on the awards so the Executive Officer can retain the shares earned. No payouts have yet occurred under these awards. The 3-year performance period for the first grant of performance shares (i.e., those granted in 2004) concluded on March 31, 2007 and the performance targets were not met; therefore, the awards were not earned.

Performance-based restricted stock awards were made for the first time as a portion of the 2007 long-term equity-based compensation award for approximately 40 of the Company’s senior executives, including all but one of its Executive Officers (who is not eligible to receive performance-based restricted stock based on the compensation structure for his job). The awards vest based on achievement of target RONE during the year of grant. The target RONE level is established based on the median performance of the Compensation Peer Group, in alignment with the Company’s compensation philosophy of anchoring median pay to median performance. The target RONE for 2007 was 15%, which corresponded to the median performance level for the Company’s Compensation Peer Group for the immediately preceding period (i.e., 2006). Based on the Committee’s approval date for the grant (April 9, 2007), the performance period was established as April 1, 2007 to December 31, 2007. In future years, beginning with the 2008 grant, these awards will be granted during the first quarter in order to establish a full-year performance period. If the performance condition is achieved, the shares vest ratably over three years. Dividends are accrued during the performance restriction period; if the shares are earned, accrued dividends are paid after the performance restriction period and dividends are paid quarterly thereafter during the remainder of the vesting period. The Committee determined that the 2007 performance-based restricted stock award was earned, and will vest in equal installments on the first, second and third anniversaries of the grant date.

In conjunction with his promotion to Chief Executive Officer, the Committee approved a grant of 500,000 SARs for Mr. Kabat. The Committee determined this award was appropriate based on consultation with its external compensation consultant and a detailed analysis of ownership levels and award practices for Chief Executive Officers at the Company’s Compensation Peer Group. In addition, the Committee chose to make the award in the form of SARs to ensure that the award would deliver value consistent with that realized by the Company’s shareholders.

Tax and Accounting Impact

Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for annual compensation over $1,000,000 paid to the Company’s Named Executive Officers. While the Company designed the Incentive Compensation Plan and its Performance Goals to meet the criteria for deductibility under Section 162(m), the Committee also retained discretion to consider unusual items (both positive and negative) that impacted EPS, efficiency ratio, RONE, and ROE of the Company. Therefore, some compensation for 2007 paid to the Named Executive Officers may not be deductible under the Code. The Committee believes that any non-deductible amounts paid to these Named Executive Officers for 2007 will not be material to the Company.

Nonqualified Deferred Compensation. The American Jobs Creation Act of 2004 was signed into law on October 22, 2004, changing the tax rules applicable to nonqualified deferred compensation arrangements. The final regulations became effective January 1, 2008 and the Company believes it is operating in compliance with the regulations. A more detailed description of the Company’s nonqualified deferred compensation arrangements is provided on page 22 under the heading “Deferred Compensation”.

Accounting and Financial Reporting. Effective January 1, 2006, the Company began accounting for long-term equity-based incentive compensation payments including stock options, SARs, performance-based restricted stock, and performance shares in accordance with the requirements of Statement of Financial Accounting Standard No. 123 (Revised 2004), “Share-Based Payment”.

Executive Ownership and Capital Accumulation

The executive compensation program is designed to provide opportunities for Executive Officers to build ownership in the Company and to align performance with shareholder interests. Accordingly, the Company has established share ownership guidelines for all officers at or above the Vice President level, including the Executive Officers. The amount of shares officers are required to retain varies based upon the officer’s position. These officers are expected to use shares net of taxes obtained through awards under the long-term equity-based incentive compensation program to establish a significant level of direct ownership. Stock ownership includes:

•	Shares owned individually and by immediate family

•	Restricted stock not yet vested

•	Shares held in the 401(k) plan

•	Shares held in the employee stock purchase plan

•	Shares held in the nonqualified deferred compensation plan.

Executive Officers who have not met the ownership guidelines are required to retain 50% of the net after-tax shares following exercise or receipt of the shares. In addition, Executive Officers are required to retain 100% of the net after-tax shares for one year following exercise or receipt of the shares. Specific ownership guidelines for the Named Executive Officers are:

2007 Share Ownership Guidelines

Chief Executive Officer	115,000 shares
Other Named Executive Officers	50,000 shares

The Committee reviews progress toward achieving the ownership goal for the Company’s Executive Officers on an annual basis. Based on the 2007 review, three of the six Named Executive Officers had reached their ownership guideline. Of those who had not yet reached the ownership guideline, all increased their ownership over the prior year.

Although the Company does not prohibit its Executive Officers from hedging shares of the Company’s common stock, any hedged shares are excluded from the calculation of Executive Officers’ ownership levels when analyzing progress toward meeting the stock ownership guidelines. The Company’s insider trading policy prohibits trading during designated blackout periods and requires approval by the Legal Department prior to any trade.

The Company has not historically had a formal capital accumulation policy (i.e., guidance for the interplay between long-term equity-based incentive awards and retirement benefits). Instead, the Company has specifically benchmarked its compensation and retirement plans to the external market to ensure a competitive design. The Committee will continue to consider long-term equity-based incentive compensation awards in the context of market-competitive levels and individual and corporate performance.

Summary of Eligibility for Benefits and Perquisites

The table below illustrates eligibility for benefits and perquisites. “Yes” indicates that some or all of the employees in the category receive the benefit; “No” indicates that employees in this category are not eligible to participate in the program. Additional details are provided about the programs in either the footnotes to this table or the sections that follow.

Benefits and Perquisites	Executive Officers	Officers (Vice Presidents and above)	Full-time Employees
Medical and dental insurance	Yes	Yes	Yes
Life and disability insurance	Yes	Yes	Yes
401(k) plan	Yes	Yes	Yes
Employee stock purchase plan	No	Yes	Yes
Deferred compensation plan	Yes	Yes	No
Supplemental executive retirement plan(1)	Yes	Yes	No
Defined benefit pension plan(1)	Yes	Yes	Yes
Employee discount on Company products	Yes	Yes	Yes
Financial planning reimbursement(2)	Yes	Yes	No
Country club memberships(3)	Yes	Yes	No
Parking	Yes	Yes	No
Relocation assistance	Yes	Yes	Yes
Commuting expense reimbursement(4)	Yes	No	No

(1)	As described below, these plans are frozen for all employees except those who were age 50 with 15 years of service as of December 31, 1998.

(2)	The Company believes that effective financial planning optimizes an executive’s Total Rewards. Eligible executives receive reimbursement of varying amounts based on executive band level up to $10,000 in the first year and up to $7,500 in subsequent years for financial planning, tax preparation, and legal services. These reimbursements are increased to account for income taxes to the Executive Officer.

(3)	Selected executives and managers are reimbursed for country club memberships in situations where the membership would benefit the Company from a business development perspective.

(4)	The Company periodically assists remote, transferring or newly hired executives with expenses related to commuting.

Retirement Benefits

The Company’s retirement benefits are designed to assist employees in accumulating wealth to provide income during their retirement years. The retirement benefits are designed to attract and retain employees and to encourage employees to save money for their retirement while maintaining a competitive cost structure. Based on the Company’s research using two national benefits surveys, its retirement benefits are positioned near the market median for similar employers. The Company’s primary retirement benefit plan is a defined contribution 401(k) plan with a company match and possible additional discretionary contributions, both of which are subject to vesting requirements. The Company also maintains a defined benefit plan that has been frozen except for approximately 70 employees who had previously met its eligibility requirements and are permitted to continue participating.

401(k) and Profit-Sharing. The Company maintains a 401(k) plan for all eligible employees. The 401(k) plan provides a match to employee contributions and may also provide an annual discretionary profit-sharing contribution. The Company’s match is 100% of the first 4% of eligible compensation an employee contributes to the plan, and is invested in the Company’s common stock fund. Participants are able to immediately redirect the matching contribution to any of the plan’s existing investment alternatives. The discretionary profit-sharing contribution is based on the Company’s performance, and is invested in the participant’s existing 401(k) investment allocations. The discretionary contribution for 2007 was 2% of eligible compensation based on the Company’s financial results. All Named Executive Officers are eligible for this plan up to the IRS wage or contribution limits.

Pension Plan. The Company maintains a defined benefit pension plan. On November 15, 1998, the benefit plan was frozen except for employees who were age 50 or older and had at least 15 years of service at December 31, 1998. The plan was frozen because the combination of this plan and the defined contribution plan provided benefits that may have exceeded retirement income needed by employees and resulted in the Company having benefit costs higher than its competitors. Employees who met the age and service requirement were “grandfathered” and continue to accrue benefits under that plan. Mr. Schaefer is the only Named Executive who continues to accrue benefits under this plan. Mr. Kabat also has a frozen benefit for his service while at Old Kent Bank prior to it being acquired by the Company. The Old Kent Bank defined benefit plan was frozen for all participants shortly after the Company acquired Old Kent Bank. The Company also has a supplemental executive retirement plan, The Fifth Third Bancorp Supplemental Retirement Income Plan (“SERP”), that mirrors the qualified defined benefit plan except that it provides benefits that are lost under the qualified plan due to IRS qualified plan limits. The SERP was also frozen for all participants except for the grandfathered participants in the qualified defined benefit pension plan. The retirement benefit under both the defined benefit pension plan and the SERP is based on years of service and a percent of an employee’s highest five consecutive years of earnings over the last ten years of employment. Compensation for retirement benefit calculations is defined as the base salary plus variable compensation.

Health and Welfare Benefits

The Company offers medical, dental, life and disability insurance to its employees. The benefits are designed to attract and retain employees and provide security to employees for their health and welfare needs. Based on the Company’s research using two national benefits surveys, its health and welfare benefits are positioned near the market median for similar employers. These benefits are offered to employees and Named Executive Officers on a uniform basis and are subject to insurance policy limitations. The Company provides Company-paid life insurance coverage equal to an employee’s base salary, up to $1,000,000. The Company’s long-term disability benefit is 60% of an employee’s base salary and the benefit is limited to $20,000 per month. The Company also offers a Company-paid short-term disability benefit with similar benefits to the long-term disability program.

Paid Time Off Benefits

The Company offers employees vacation days, sick days and other paid time off benefits. These benefits are offered to all employees with variances based on an employee’s years of service and officer status.

Deferred Compensation

The Company offers some of its employees (at certain Salary Band levels, including its Executive Officers) a nonqualified deferred compensation plan. This plan allows for the deferral of base salary, bonus, and/or performance-based restricted stock. The plan also provides for the Company to make a contribution for loss of qualified plan 401(k) match and/or discretionary contribution due to deferral of pay into this plan or due to wage and/or contribution limitations under the qualified 401(k) plan. These contributions have historically been invested 100% in the Company’s common stock; however, beginning January 1, 2007 participants were able to diversify their investments into the existing 401(k) plan investment alternatives, except, as noted below, the amount of performance-based restricted stock that is deferred.

Performance-based restricted stock, and the opportunity to elect deferral of these awards, were introduced in 2007. Participants may elect to defer all or none of the restricted shares related to each year’s award, and the shares will be deferred as they vest, subject to being earned by achieving the performance objective. All performance-based restricted stock will be invested in the Company’s common stock, once deferred into the nonqualified deferred compensation plan.

The Company also maintains a Stock Option Gain Deferral plan. This plan was closed to new deferrals in 2005. Mr. Schaefer is the only Named Executive Officer who has an account balance in this plan. No future contributions can be made to this plan and payouts will be made post-employment according to elections under the plan that are currently in place.

Severance and Change-in-Control Benefits

In 2007, the Committee determined that its lack of change-in-control agreements had placed the Company at a disadvantage relative to its peers in recruiting and retaining Executive Officers, as all members but two of the Company’s Compensation Peer Group had these agreements in place for their Executive Officers at that time. As a result, in February 2007, the Compensation Committee approved the implementation of change-in-control agreements for approximately 40 of its officers (including five of the 2007 Named Executive Officers). The severance benefits conferred in these agreements range from one to 2.99 times the individual’s base salary plus target annual cash incentive compensation, and other benefits, and are effective only in the event of both a change in control and termination of employment (including a constructive termination). For this purpose, a change in control would occur in any of the following instances:

•	Any person is or becomes the beneficial owner of 25% or more of the Company’s outstanding common stock

•	During any consecutive 2-year period, the Directors in office in the beginning of such period (or Directors who were approved by 2/3 of such Directors) cease to constitute a majority of the Board

•

The sale or disposition of substantially all of the Company’s assets or the merger or consolidation of the Company with any other corporation unless the voting securities of the Company outstanding prior to such action continue to represent at least 50% of the voting power of the merged or consolidated entity

•	The Company’s shareholders approve a plan of complete liquidation of the Company

The agreements defer to the 2004 Incentive Compensation Plan for treatment of long-term equity-based incentive compensation, which provides for the accelerated vesting of unvested long-term equity-based incentive compensation awards in the event of a change in control. If a change in control occurs, all stock-based awards would vest immediately without the requirement of a termination of employment. Performance-based awards (including performance shares and performance-based restricted stock) would be immediately paid out at the higher of (1) the extent to which the performance goals had been met through the date of the change in control, or (2) the value at the date of the change in control of the number of target shares awarded at the grant. This change-in-control feature in the 2004 Incentive Compensation Plan uses the same definition of a change in control as the change-in-control agreements and was chosen by the Company in order to meet the prevailing practice of the Company’s peers at the time the Company implemented the Plan.

2008 Executive Compensation Changes

During its annual review of the design of its compensation plans, the Company determined that its plans are largely supportive of its compensation philosophy and strategic business objectives. The Company identified only a couple of opportunities to more closely align its program to its strategic business objectives. An overview of the material changes made for 2008 is shown below.

•	Base salaries for the Named Executive Officers were not adjusted for 2008.

•

Target annual cash and/or long-term incentive award levels were increased for certain Executive Officers, consistent with the Executive Officers’ roles and the Company’s Compensation Peer Group median target award levels.

•

In conjunction with the Committee’s desire to drive share ownership among executives, a Management Stock Purchase Plan was introduced to Executive Officers for 2008. Under this plan, 25% of the Executive Officers’ 2008 VCP (paid in February 2009) will be paid in shares of stock with restrictions on their sale or other disposition that lapse or the sooner to occur of 3 years from the date of grant or the termination of the Executive Officer’s employment, and will be matched with 50% of that amount in additional shares of restricted stock. This translates to a target match equal to 1/8th of the participant’s target annual incentive opportunity.

Summary Compensation Table

The table below summarizes the compensation awarded, paid to, or earned by the Company’s Named Executive Officers during 2007:

2007 Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) (2) ($)	Option Awards(1) (2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings (3) ($)	All Other Compensation(4) ($)	Total ($)
Kevin T. Kabat	2007	$866,534	—	$704,985	$1,486,770	$3,013,200	$14,000	$140,400	$6,225,890
President and Chief Executive Officer	2006	$601,693	$463,600	$657,015	$1,073,750	—	$13,000	$91,195	$2,900,253

Christopher G, Marshall	2007	$513,257	—	$325,010	$101,707	$916,677	—	$203,121	$2,059,773
Chief Financial Officer and Executive Vice President	2006	$307,686	$400,000	$86,722	—	—	—	$172,904	$967,312

Greg D. Carmichael	2007	$565,062	—	$494,395	$710,137	$1,059,277	—	$121,142	$2,950,013
Executive Vice President and Chief Operating Officer	2006	$527,427	$440,800	$403,600	$570,329	—	—	$94,224	$2,036,380

Robert A. Sullivan	2007	$564,948	—	$270,775	$579,409	$859,702	—	$104,726	$2,379,560
Executive Vice President	2006	$557,459	$425,600	$732,359	$1,576,900	—	—	$92,216	$3,384,534

Charles D. Drucker	2007	$419,776	—	$516,661	$372,778	$658,467	—	$82,966	$2,050,648
Executive Vice President	2006	$399,318	$263,512	$326,310	$257,013	—	—	$68,957	$1,315,111

George A. Schaefer, Jr.,	2007	$990,018	—	$1,244,457	$2,580,462	$1,104,840	$676,700	$265,619	$6,862,096
Chairman and former Chief Executive Officer	2006	$990,018	—	$744,798	$4,154,453	—	—	$215,905	$6,105,173

(1)	Assumptions used in determining fair value are disclosed in footnote 19 “Stock Based Compensation” located on page 77 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

(2)	Messrs. Kabat, Schaefer and Sullivan were retirement-eligible as of December 31, 2007 for some unvested portions of their existing equity grants. The figures reflect the accelerated expense recognition under Statement of Financial Accounting Standards No. 123 (R) for their long-term equity-based incentive compensation awards for which they are retirement-eligible.

(3)	The Company has nonqualified deferred compensation plans. The amounts earned are disclosed in the “Nonqualified Deferred Compensation” table.

(4)	All Other Compensation:

Name	Year	Perquisites and Other Personal Benefits		Registrant Contributions to Defined Contribution Plans	Insurance Premiums	Tax Reimbursements	Other(G)
Kevin T. Kabat	2007	$38,682	(A)	$65,372	$842	$5,000	$30,504
	2006	$21,569	(A)	$42,697	$505	$1,968	$24,456

Christopher G. Marshall	2007	$121,094	(B)	$40,999	$482	$5,225	$35,321
	2006	$155,000	(B)	$7,933	$270	—	$9,701

Greg D. Carmichael	2007	$37,968	(C)	$45,086	$534	$5,000	$32,554
	2006	$26,617	(C)	$36,870	$447	$1,150	$29,140

Robert A. Sullivan	2007	$28,294	(D)	$44,548	$530	$330	$31,024
	2006	$29,140	(D)	$38,900	$573	$763	$22,840

Charles D. Drucker	2007	$660	(E)	$32,696	$396	$1,630	$47,584
	2006	$12,872	(E)	$31,290	—	—	$39,894

George A. Schaefer, Jr.	2007	$116,368	(F)	$61,501	$928	—	$86,822
	2006	$118,575	(F)	$69,002	$928	—	$27,400

(A)	Of the amount shown for Mr. Kabat for 2007. $28,682 represents country club dues paid by the Company on behalf of Mr. Kabat and the remaining amount represents trust and estate planning fees and the amounts shown for 2006 represent trust and estate planning and country club dues.

(B)	Of the amounts shown for Mr. Marshall for 2007 and 2006, $107,000 and $155,000, respectively, represent relocation benefits. The relocation benefits are the 2007 and 2006 portions of a cash payment calculated based on anticipated relocation-related expenses scheduled to be paid to Mr. Marshall between 2006 and 2009. The remaining amounts shown for 2007 represent trust and estate planning fees paid by the Company on behalf of Mr. Marshall and country club dues.

(C)	Of the amount shown for Mr. Carmichael for 2007, $27,293 represent country club dues paid by the Company on behalf of Mr. Carmichael and the remaining amount represents trust and estate planning fees, and the amounts shown for 2006 represent trust and estate planning fees and country club dues.

(D)	The amount shown for Mr. Sullivan represents trust and estate planning fees paid by the Company on behalf of Mr. Sullivan and country club dues.

(E)	The amount shown for Mr. Drucker represents trust and estate planning fees paid by the Company on behalf of Mr. Drucker.

(F)	Of the amount shown for Mr. Schaefer, $100,000 and $94,546 represents trust and estate planning fees paid by the Company on behalf of Mr. Schaefer for 2007 and 2006, respectively, and the remaining amounts represent country and other club dues.

(G)	Amounts in this column represent benefit choice dollars and dividends paid on restricted stock.

Grants of Plan-Based Awards

The following table illustrates the long-term equity-based incentive compensation awards made to Named Executive Officers during 2007. The table reflects the full value of awards made in 2007 unlike the figures in the Summary Compensation Table, which incorporates the vesting period and the Executive Officer’s retirement eligibility.

On April 9, 2007, five of the Named Executive Officers received grants of performance shares that will vest three years from the grant date, performance-based restricted stock that will vest in three equal annual installments from the date of grant (contingent on meeting the performance goal), and SARs that will vest in four equal annual installments from the date of grant. Additionally, Mr. Marshall received a grant of stock appreciation rights on January 16, 2007 in connection with his appointment as Chief Financial Officer that will vest four years from the date of grant.

Dividends are paid on unvested restricted stock (excluding performance-based restricted stock for which the performance restriction has not been met), which is reported in the All Other Stock Awards: Number of Shares of Stock or Units column below. Exercise prices for stock options and stock appreciation rights are equal to the closing price of the Company’s common stock on the date of grant. Performance shares are earned based on relative total shareholder return versus the Company’s Compensation Peer Group. Higher relative performance corresponds to a greater number of performance shares earned. Performance-based restricted stock awards are earned based on the Company’s RONE, and vest in equal annual installments over three years if the performance condition has been satisfied. Based on the timing of the 2007 performance-based restricted stock award (i.e., April 7, 2007), the performance period was established as April 1, 2007 to December 31, 2007. There were no tandem awards, reload features, or tax-reimbursement provisions in connection with the stock appreciation rights. None of these awards has been repriced or modified. As described in the Compensation Discussion and Analysis section, the provisions of the 2004 Incentive Compensation Plan result in accelerated vesting in the event of a change in control.

2007 Grants of Plan Based Awards

Name	Grant Date(1)	Date Grant Approved by Compensation Committee	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)(3)				Estimated Future Payouts Under Equity Incentive Plan Awards(2)(3)				All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
			Number of Units	Threshold ($)	Target ($)	Maximum ($)	Number of Units	Threshold (#)	Target (#)	Maximum (#)
Kevin T. Kabat	—			$810,000	$1,620,000	$4,860,000
	4/9/2007	4/9/2007	10,967.5	$137,807	$275,613	$551,227	10,967.5	5,483.75	10,967.5	21,935	22,864			$1,312,499
	4/9/2007	4/9/2007										233,333	$38.27	$1,447,668
	4/23/2007	4/23/2007										500,000	$40.10	$3,250,500
Christopher G. Marshall	—			$257,494	$514,987	$1,544,961
	1/16/2007	1/16/2007										21,000	$40.35	$152,702
	4/9/2007	4/9/2007	3,760.5	$47,251	$94,501	$189,003	3,760.50	1880.25	3,760.5	7,521	7,839			$450,005
	4/9/2007	4/9/2007										80,000	$32.27	$496,344
Greg D. Carmichael	—			$284,752	$569,504	$1,708,512
	4/9/2007	4/9/2007	3,133.5	$39,372	$78,745	$157,490	3,133.5	1,566.75	3,133.5	6,267	6,533			$375,013
	4/9/2007	4/9/2007										66,667	$38.27	$413,622
Robert A. Sullivan	—			$226,238	$452,475	$1,357,426
	4/9/2007	4/9/2007	3,133.5	$39,372	$78,745	$157,490	3,133.5	1,566.75	3,133.5	6,267	6,533			$375,013
	4/9/2007	4/9/2007										66,667	$38.27	$413,622
Charles D. Drucker	—			$168,838	$337,675	$1,266,282
	4/9/2007	4/9/2007	2,350	$29,528	$59,056	$118,111	2,350	1,175	2,350	4,700	4,899			$343,759
	4/9/2007	4/9/2007										50,000	$38.27	$310,215
George A. Schaefer, Jr.	—			$297,000	$594,000	$1,782,000
	4/9/2007	4/9/2007									91,455			$3,499,983

(1)	All 2007 grants were made under the Fifth Third Bancorp Incentive Compensation Plan as approved by shareholders on March 23, 2004.

(2)	Includes incentive awards made under the Annual Incentive Plan. Actual amounts paid under the Annual Incentive Plan in 2007 are included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” in this Proxy Statement.

(3)	Threshold, Target and Maximum amounts are calculated using the December 31, 2007 closing price of the Company’s common stock of $25.13.

(4)	Grant Date Fair Value of Stock Awards granted on April 9, 2007 calculated as [total number of shares] multiplied by [$38.27].

Grant Date Fair Value of Equity Incentive Plan Awards granted on April 9, 2007 calculated as [total number of units] multiplied by [$39.89].

Grant Date Fair Value of Option Awards granted on January 16, 2007 calculated as [total number securities underlying options] multiplied by [$7.2715].

Grant Date Fair Value of Option Awards granted on April 9, 2007 calculated as [total number securities underlying options] multiplied by [$6.2043].

Grant Date Fair Value of Option Awards granted on April 23, 2007 calculated as [total number securities underlying options] multiplied by [$6.5010].

Outstanding Equity Awards at Year-End

The following table outlines outstanding long-term equity-based incentive compensation awards for the Named Executive Officers as of December 31, 2007. Each outstanding award is shown separately. Option Awards include non-qualified and incentive stock options, and stock appreciation rights. Stock awards include restricted stock and performance share awards. The vesting schedule for each award is described in the footnotes to this table.

Outstanding Equity Awards at December 31, 2007

	Option Awards						Stock Awards(13)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(12) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Kevin T. Kabat.	53,967	—		—	$44.1720	6/15/2008	—		—	—	—
	65,268	—		—	$53.0500	6/21/2009	—		—	—	—
	97,125	—		—	$37.2410	6/19/2010	—		—	—	—
	150,000	—		—	$53.6250	4/2/2011	—		—	—	—
	50,000	—		—	$68.0100	4/22/2012	—		—	—	—
	60,000	—		—	$51.4600	3/28/2013	—		—	—	—
	—	55,000	(1)	—	$54.4000	4/19/2014	—		—	—	—
	31,189	31,188	(2)	—	$42.9000	4/8/2015	—		—	—	—
	—	60,000	(3)	—	$37.5800	1/23/2016	—		—	—	—
	17,775	53,325	(4)	—	$39.3600	4/7/2016	—		—	—	—
	—	233,333	(5)	—	$38.2700	4/9/2017	—		—	—	—
	—	500,000	(6)	—	$40.1000	4/23/2017	—		—	—	—
	—	—		—	—	—	15,966	(9)	$401,226	—	—
	—	—		—	—	—	22,864	(10)	$574,572	—	—
	—	—		—	—	—	—		—	34,171	$858,717
Christopher G. Marshall	—	21,000	(7)	—	$40.3500	1/16/2017	—		—	—	—
	—	80,000	(5)	—	$38.2700	4/9/2017	—		—	—	—
	—	—		—	—	—	7,839	(10)	$196,994	—	—
	—	—		—	—	—	18,868	(11)	$474,153	—	—
	—	—		—	—	—	—		—	7,521	$189,003
Greg D. Carmichael	20,000	—		—	$57.4100	3/28/2013	—		—	—	—
	—	45,000	(1)	—	$54.4000	4/19/2014	—		—	—	—
	31,189	31,188	(2)	—	$42.9000	4/8/2015	—		—	—	—
	—	60,000	(3)	—	$37.5800	1/23/2016	—		—	—	—
	17,775	53,325	(4)	—	$39.3600	4/7/2016	—		—	—	—
	—	66,667	(5)	—	$38.2700	4/9/2017	—		—	—	—
	—	—		—	—	—	15,966	(9)	$401,226	—	—
	—	—		—	—	—	6,533	(10)	$164,174	—	—
	—	—		—	—	—	—		—	18,503	$464,980
Robert A. Sullivan	16,078	—		—	$31.3480	1/1/2009	—		—	—	—
	19,140	—		—	$42.3197	1/3/2010	—		—	—	—
	19,140	—		—	$54.6708	1/2/2011	—		—	—	—
	60,000	—		—	$68.0100	4/22/2012	—		—	—	—
	65,000			—	$51.4600	3/28/2013	—		—	—	—
	—	60,000	(1)	—	$54.4000	4/19/2014	—		—	—	—
	31,189	31,188	(2)	—	$42.9000	4/8/2015	—		—	—	—
	—	60,000	(3)	—	$37.5800	1/23/2016	—		—	—	—
	17,775	53,325	(4)	—	$39.3600	4/7/2016	—		—	—	—
	—	66,667	(5)	—	$38.2700	4/9/2017	—		—	—	—
	—	—		—	—	—	15,966	(9)	$401,226	—	—
	—	—		—	—	—	6,533	(10)	$164,174	—	—
	—	—		—	—	—	—		—	18,503	$464,980

	Option Awards						Stock Awards(13)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(12) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Charles D. Drucker	—	20,000	(8)	—	$49.8300	10/1/2014				—	—
	14,424	14,422	(2)	—	$42.9000	4/8/2015				—	—
	—	25,000	(3)	—	$37.5800	1/23/2016				—	—
	14,813	44,437	(4)	—	$39.3600	4/7/2016				—	—
	—	50,000	(5)	—	$38.2700	4/9/2017				—	—
	—	—		—	—	—	10,034	(12)	$252,154	—	—
	—	—		—	—	—	5,017	(12)	$126,077	—	—
	—	—		—	—	—	2,914	(13)	$73,229	—	—
	—	—		—	—	—	6,652	(9)	$167,165	—	—
	—	—		—	—	—	4,899	(10)	$123,112	—	—
	—	—		—	—	—	—		—	9,746	$244,917
George A. Schaefer, Jr.	2,712	—		—	$36.8611	3/17/2008	—		—	—	—
	334,790	—		—	$36.8611	3/17/2008	—		—	—	—
	2,046	—		—	$48.8750	3/11/2009	—		—	—	—
	372,954	—		—	$48.8750	3/11/2009	—		—	—	—
	300,000	—		—	$40.1667	3/22/2010	—		—	—	—
	250,000	—		—	$50.8125	4/5/2011	—		—	—	—
	250,000	—		—	$68.0100	4/22/2012	—		—	—	—
	220,000			—	$51.4600	3/28/2013	—		—	—	—
	—	200,000	(1)	—	$54.4000	4/19/2014	—		—	—	—
	103,962	103,961	(2)	—	$42.9000	4/8/2015	—		—	—	—
	65,625	196,875	(4)	—	$39.3600	4/7/2016	—		—	—	—
	—	—		—	—	—	91,455	(14)	$2,298,264	—	—
	—	—		—	—	—	—		—	42,958	$1,709,535

(1)	All unexerciseable shares will vest on April 19, 2008.

(2)	One-half of the unexercisable shares will vest on each of April 8, 2008 and 2009.

(3)	All unexercisable shares will vest on January 23, 2010.

(4)	One-third of the unexercisable shares will vest on each of April 7, 2008, 2009 and 2010.

(5)	One-fourth of the unexercisable shares will vest on each of April 9, 2008, 2009, 2010 and 2011.

(6)	One-fifth of the unexercisable shares will vest on each of April 23, 2008, 2009, 2010, 2011 and 2012.

(7)	One-fourth of the unexercisable shares will vest on each of January 16, 2008, 2009, 2010 and 2011.

(8)	All unexerciseable shares will vest on October 1, 2008.

(9)	All unvested shares will vest on January 23, 2010.

(10)	One-third of the unvested shares will vest on each of April 9, 2008, 2009 and 2010.

(11)	All unvested shares will vest on July 3, 2010.

(12)	All unvested shares will vest on October 1, 2008.

(13)	All unvested shares will vest April 8, 2009.

(14)	One-third of the unvested shares will vest on each of January 1, 2008, 2009 and 2010.

(15)	All Equity Incentive Plan Awards in this column will vest three years from the date of grant, subject to achievement of stated performance goals.

Of the amount shown for Mr. Kabat, 6,181 will vest on April 8, 2008, 6,055 will vest on April 7, 2009 and 21,935 will vest on April 9, 2010.

Of the amount shown for Mr. Marshall, 7,521 will vest on April 9, 2010.

Of the amount shown for Mr. Carmichael, 6,181 will vest on April 8, 2008, 6,055 will vest on April 7, 2009 and 6,267 will vest on April 9, 2010.

Of the amount shown for Mr. Sullivan, 6,181 will vest on April 8, 2008, 6,055 will vest on April 7, 2009 and 6,267 will vest on April 9, 2010.

Of the amount shown for Mr. Drucker, 5,046 will vest on April 7, 2009 and 4,700 will vest on April 9, 2010.

Of the amount shown for Mr. Schaefer, 20,602 will vest on April 8, 2008 and 22,356 will vest on April 7, 2009.

(16)	Values are based on December 31, 2007 closing price of the Company’s common stock of $25.13.

Option Exercises and Stock Vested

The following table outlines stock options exercised and restricted stock vested during 2007. The Named Executive Officers did not exercise any SARs in 2007. The dollar figures in the table below reflect the value on the exercise date for Option Awards and the vesting date for Stock Awards.

2007 Option Exercises & Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Kevin T. Kabat	26,983	$225,396	—	—
Christopher G. Marshall	—	—	—	—
Greg D. Carmichael	—	—	2,500	$106,650
Robert A. Sullivan	—	—	—	—
Charles D. Drucker	—	—	—	—
George A. Schaefer, Jr.	337,502	$6,109,422	15,000	$614,700

Pension Benefits

The following table illustrates the payments in connection with retirement, shown for each retirement plan. The table shows the present value of accumulated benefits payable to each of the Named Executive Officers, including the number of years of service credited to each such Named Executive Officer under each of The Fifth Third Bancorp Master Retirement Plan (the “Master Retirement Plan”) and The Fifth Third Bancorp Supplemental Retirement Income Plan (“SERP”) determined using interest rates and mortality rate assumptions consistent with those used in the Company’s Financial Statements (disclosed in footnote 22 “Retirement and Benefit Plans” located on page 82 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007). The purpose of the SERP is to provide benefits that would have been provided by the Master Retirement Plan if the Internal Revenue Code did not place annual limits on compensation and benefits.

The Master Retirement Plan and SERP were frozen as of November 15, 1998 except for employees who were at least age 50 and had 15 years of credited service as of December 31, 1998. For the purpose of computing a benefit under these Plans on December, 31, 2007, Mr. Schaefer had 36 years of credited service. Mr. Schaefer continues to accrue benefits under these Plans. Mr. Kabat has a frozen benefit related to his service with Old Kent Financial Corporation. His annual benefit at age 65 would be approximately $65,400. Messrs. Carmichael, Marshall, Sullivan and Drucker joined the Company after these plans were frozen and therefore are not eligible to participate.

The figures in the table below were calculated as of December 31, 2007 using the earliest age (or current age, if older) at which the Named Executive Officer may retire under the plan without a reduction of benefits due to age.

The benefits under the Master Retirement Plan and the SERP for Mr. Schaefer are calculated using the highest five out of the last 10 years of eligible wages, which generally include base salary and annual cash incentive compensation. The monthly pension would equal the difference between 30.5 percent of his final average pay and 11.1 percent of that part of his final average pay that does not exceed his Social Security covered compensation. This monthly pension benefit was converted to a present value in the table below. Mr. Schaefer is eligible for an early, unreduced benefit.

The benefits under the Master Retirement Plan for Mr. Kabat are calculated using the highest five out of the last 10 years of eligible wages, which generally includes W-2 pay including pre-tax deferrals. The normal benefit is equal to 1.68% of average monthly compensation plus 0.625% of average monthly earnings in excess of his Social Security covered compensation. This monthly benefit was converted to a present value in the table below. Mr. Kabat will not be eligible for early retirement until age 55.

2007 Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During 2007 ($)
Kevin T. Kabat	Master Retirement Plan	19.75	$343,700	—
Christopher G. Marshall	—	—	—	—
Greg D. Carmichael	—	—	—	—
Robert A. Sullivan	—	—	—	—
Charles D. Drucker	—	—	—	—
George A. Schaefer, Jr.	Master Retirement Plan	36.00	$909,500	—
	SERP	36.00	$8,246,700	—

Mr. Kabat’s credited service is as of the date the Old Kent Retirement Income Plan was frozen on March 10, 2002. His actual service with the Company is over 25 years.

If Mr. Schaefer or Mr. Kabat elected to retire as of December 31, 2007 and take a lump sum payment, his actual benefit would be greater than disclosed in the Pension Benefits table because the discount rate and other assumptions used for the pension plan to compute the lump sum are different than the assumptions used for the Pension Benefits table. The following table reconciles the difference between the figures in the Pension Benefits table (using the assumptions outlined in Financial Accounting Standards No. 87, “Employers’ Accounting for Pensions”) and the actual value provided based on the Company’s retirement plan (using the assumptions specified in the Company’s plan).

	Mr. Schaefer	Mr. Kabat
Total present value in Pension Benefits table	$9,156,200	$343,700
Additional value due to difference between Statement of Financial Accounting Standards No. 87, “Employers’ Accounting for Pensions” assumptions and actual lump sum basis	$112,400	$31,400
Additional value due to unreduced early retirement benefits	—	—

Total potential post-employment pension benefits	$9,268,600	$375,100

Additional pension benefit value	$112,400	$31,400

Nonqualified Deferred Compensation

The Company maintains a Nonqualified Deferred Compensation Plan that allows participant and Company contributions.

Participants are able to defer all but $50,000 of their base salary, 100% of their annual cash incentive compensation award, and either none or all of their performance-based restricted stock awards. Participant contributions are not matched. Beginning January 1, 2007, participants were able to diversify their investments into the same investment alternatives as are available in the Company’s 401(k) plan.

In addition, the Company makes contributions for loss of qualified 401(k) plan and/or discretionary contributions due to base salary or annual cash incentive compensation deferrals or due to wage and/or contribution limitations under the qualified 401(k) plan. The Company’s contribution to this plan is determined by taking the participant’s eligible wages above the qualified 401(k) plan compensation limits ($225,000 for 2007) and applying the Company’s 401(k) match (4%) and discretionary contribution (2% for 2007) percent. If other qualified plan 401(k) limitations applied, the participants would also have contributions made to the plan for those limitations.

Distributions may be made in a lump sum or in up to ten annual installments. The Named Executive Officers may elect when the payments commence. The earliest distribution is August of the calendar year following the year of retirement. The entire distribution may be made no later than the tenth calendar year following the year of retirement. This plan is intended to comply with the requirements of Section 409(A) of the Internal Revenue Code.

The Company also maintains a Stock Option Gain Deferral Plan (“SOGD”) under which participants could have deferred receipt of shares of common stock from option exercises. Dividends on these shares are reinvested in shares of common stock under the plan. The SOGD was frozen to all future contributions during 2005 and any remaining balances in the SOGD will be paid in shares of common stock after termination of employment according to elections made by the employees.

The following table illustrates the nonqualified deferred compensation benefits by plan. It includes each Named Executive Officer’s and the Company’s contributions under the nonqualified plan as well as the earnings during 2007, but it does not reflect matching 401(k) or discretionary contributions made under the qualified plan.

2007 Nonqualified Deferred Compensation

Name	Plan(1)	Executive Contributions in 2007 ($)	Registrant Contributions in 2007 ($)	Aggregate Earnings in 2007 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2007 ($)
Kevin T. Kabat	NQDC	—	$49,772	$(131,943)	—	$286,105
Christopher G. Marshall	NQDC	—	$25,399	$(2,860)	—	$30,467
Greg D. Carmichael	NQDC	$56,506	$29,486	$(21,363)	—	$126,974
Robert A. Sullivan	NQDC	—	$28,948	$(113,671)	—	$232,620
Charles D. Drucker	NQDC	$107,856	$17,096	$(16,680)	—	$172,961
George A. Schaefer, Jr.	NQDC	—	$45,901	$122,284	—	$5,245,904
	SOGD	—	—	$(4,942,333)	—	$8,858,083

(1)	The Company maintains a nonqualified deferred compensation plan (NQDCP) and a stock option gain deferral plan (SOGD). The SOGD was frozen to all contributions during 2005. Remaining balances will be paid post employment according to elections made by the employees. The investment under these plans would produce earnings equal to those of any other shareholder who invested like money for the same time period during the year.

Potential Payments Upon Termination or Change in Control

The treatment of equity-based awards, under all termination scenarios, is dictated by the 2004 Incentive Compensation Plan, which was approved by shareholders on March 23, 2004. The design of that plan, including the vesting provisions under which equity awards continue to vest upon retirement and accelerate upon a Change in Control, was determined by the Committee to be appropriate and consistent with competitive practice among the Company’s peers at that time.

The Change-in-Control agreements that were put into effect in February 2007 were also determined by the Committee to provide appropriate benefits based on a competitive review of the Compensation Peer Group and published guidance from institutional shareholder groups such as Institutional Shareholder Services and CalPERS.

These arrangements fit into the Company’s overall compensation objectives as they are viewed to be competitive, but not excessive, relative to our Compensation Peer Group, and allow us to attract and retain qualified senior executives. However, these arrangements impact neither the compensation target levels which are based on market median compensation, nor the compensation awards which are based on a variety of performance factors, as described in this proxy statement.

The estimated payouts under a variety of termination scenarios for the Named Executive Officers are shown below. For all termination scenarios, the figures reflect unvested long-term equity-based incentive compensation awards as of December 31, 2007 date’s closing stock price ($25.13).

Voluntary or Without Cause. The Company does not currently have contracts with its Named Executive Officers that would require cash severance payments upon termination. If the Named Executive Officer is retirement-eligible he would continue vesting in outstanding equity awards, the values of which are included in the table below. The Named Executive Officer’s termination would not result in enhanced retirement benefits beyond the benefits described in the Pension Benefits Section. Eligibility for other payments would be determined in a manner consistent with all officers of the Company.

With Cause. The Company does not currently have contracts with its Named Executive Officers that would require cash severance payments upon termination. Under the terms of the 1998 Long Term Incentive Stock Plan and the 2004 Incentive Compensation Plan, if the Named Executive Officer is retirement-eligible he may continue vesting in outstanding equity awards, the values of which are included in the table below. The Named Executive Officer’s termination would not result in enhanced retirement benefits. Eligibility for other payments would be determined in a manner consistent with all officers of the Company.

Death and Disability. Under the terms of the 2004 Incentive Compensation Plan and the 1998 Long Term Incentive Stock Plan, all outstanding awards vest immediately. Performance shares are earned on a prorated basis based on the Named Executive Officer’s full months of service and are adjusted based on the achievement of the performance goals. The Named Executive Officers’ termination would not result in enhanced retirement benefits, beyond the benefits described in the Pension Benefits section. In the event of death, the defined benefit pension would be a 50% joint and survivor payout. Eligibility for other payouts would be determined in a manner consistent with all other officers.

Change in Control. As described in “Severance and Change-in-Control Benefits” in the Compensation Discussion and Analysis section, on February 19, 2007 the Company implemented agreements with five of the Named Executive Officers, among others, providing for the payment of benefits upon termination following a change in control (a “triggering event”). In exchange for the payments and benefits of the agreement, the eligible Named Executive Officer must sign an agreement at the time of the triggering event to not compete with, nor solicit employees or customers from, the Company for a period of three years following the Executive Officer’s termination. Forms of these agreements were filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. Equity awards were valued as of December 31, 2007 as described above.

The cash severance payment would be equal to 2.99 times the Named Executive Officer’s base salary plus their target annual cash incentive compensation award. In addition the Named Executive Officer would earn a pro-rated VCP award for the fiscal year of the termination. The table below reflects an assumed full-year VCP award at the target level.

Upon a change in control, as defined in the 2004 Incentive Compensation Plan approved by shareholders on March 23, 2004, outstanding equity awards (stock options, stock appreciation rights, and both service- and performance-based restricted stock) would vest immediately. This is true for all equity award recipients, not just for the Company’s Executive Officers. The value of performance shares would be calculated based on the current market value of the Company’s stock on the date of the change in control times the target number of performance shares determined on the date(s) of grant.

The Named Executive Officer would receive three additional years of age and service credit under the qualified and nonqualified defined contribution plans, and three years of medical, dental and life insurance benefits (which are reflected in the Other Benefits and Potential Excise Tax Gross-Up category below) upon a triggering event. The Named Executive Officers’ termination would not result in enhanced retirement benefits, beyond the benefits described in the Pension Benefits section. In the event that the change-in-control benefits subject the Named Executive Officer to excise tax on excess parachute payments as outlined under Sections 280G and 4999 of the Internal Revenue Code, if a 10% reduction in the benefits would eliminate the excise tax, the Named Executive Officer’s benefits will be reduced to the extent necessary to avoid the excise tax. If the payment exceeds the limit by more than 10%, the Company will make a tax gross-up payment to reimburse the Named Executive Officer for the excise tax and associated income taxes.

Material differences in circumstances relate to retirement eligibility, as described above. As of December 31, 2007 three were retirement-eligible for some or all equity compensation award agreements, which provide for continuing vesting of their outstanding equity awards.

The table below contains the total payments for each termination scenario in bold with the details making up such total shown above each total.

Termination Scenario	Kevin T. Kabat	Christopher G. Marshall	Greg D. Carmichael	Robert A. Sullivan	Charles D. Drucker	George A. Schaefer(2)
Voluntary or Without Cause
Unvested Equity(1)	$445,606	—	—	$445,606	—	$2,462,124
Other Benefits	—	—	—	—	—	—
Total	$445,606	—	—	$445,606	—	$2,462,124

With Cause
Unvested Equity(1)	$445,606	—	—	$445,606	—	$2,462,124
Other Benefits	—	—	—	—	—	—
Total	$445,606	—	—	$445,606	—	$2,462,124

Disability
Unvested Equity(1)	$1,089,082	$694,772	$629,467	$629,467	$793,486	$2,462,124
Other Benefits	—	—	—	—	—	—
Total	$1,089,082	$694,772	$629,467	$629,467	$793,486	$2,462,124

Death
Unvested Equity(1)	$1,089,082	$694,772	$629,467	$629,467	$793,486	$2,462,124
Other Benefits	—	—	—	—	—	—
Total	$1,089,082	$694,772	$629,467	$629,467	$793,486	$2,462,124

Change in Control
Cash Severance	$9,220,500	$3,617,784	$4,317,552	$3,517,995	$2,688,739	—
Unvested Equity	$1,405,157	$765,648	$797,890	$797,890	$864,196	$2,804,558
Other Benefits & Potential Excise Tax Gross-Up	$6,139,391	$2,213,201	$2,875,218	$2,369,780	$1,851,933	—
Total	$16,765,048	$6,596,633	$7,990,660	$6,685,665	$5,404,867	$2,804,558

(1)	Reflects retirement-eligibility for some grants for Messrs. Kabat, Schaefer and Sullivan

(2)	Mr. Schaefer does not have a change-in-control agreement; his only benefits upon a change in control would relate to accelerated vesting of equity awards under the 2004 Incentive Compensation Plan

Director Compensation

The following table illustrates the 2007 compensation structure for non-employee Directors. Employee Directors receive no compensation for their Board service. In addition to the compensation described below, each Director is reimbursed for reasonable out-of-pocket expenses incurred for travel and attendance related to meetings of the Board of Directors or its committees.

Element of Compensation	Annual Amount
Annual retainer (cash)	$25,000
Annual retainer (common stock)	$25,000
Annual committee chair retainer (cash)	$10,000
Board meeting fees – per meeting (cash)	$1,500
Committee meeting fees – per meeting (cash)	$1,500
Restricted stock award(1) (common stock)	$75,000

(1)	Vests four years after the date of grant

The Company’s Incentive Compensation Plan provides that the Compensation Committee has full authority to provide equity-based or other incentive awards to non-employee Directors. Equity-based awards shown in the table below were granted under the Incentive Compensation Plan. The Company has a stock ownership guideline for its Directors of shares having a value equal to at least $250,000.

Pursuant to a Deferred Compensation Plan, Directors may annually defer from one-half to all of their compensation as Directors until age 65 or until they cease to serve on the Board, whichever occurs last. The deferred funds bear interest until paid at an annually adjusted rate equal to 1% over the U.S. treasury bill rate or Directors may elect to receive a return on deferred funds at a rate equal to the rate of return on the Company’s common stock.

The following table summarizes the compensation earned by or awarded to each non-employee Director who served on the Board of Directors during 2007. The table displays two types of equity awards: the 623-share grant represents the portion (50%) of the annual retainer that is paid in common stock with no vesting requirements. The 1,870-share grant represents the restricted stock award that vests four years after the grant date. Both awards relate to the fiscal year in which they are granted. Directors did not receive any Option Awards or Non-Equity Incentive Plan Compensation in 2007.

2007 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) (3) (4)($)	Option Awards(2) (4) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(5) ($)	Total ($)
Darryl F. Allen	$61,000	$99,969	$12,733	—	—	$4,748	$178,450
John F. Barrett	$80,000	$99,969	$12,733	—	—	$4,748	$197,450
Ulysses L. Bridgeman, Jr.	$9,000	—	$4,524			—	$13,524
James P. Hackett	$64,500	$137,140	$12,733	—	—	$4,748	$219,121
Gary R. Heminger	$61,000	$99,969	$1,273	—	—	$1,571	$163,813
Allen M. Hill	$92,000	$99,969	$12,733	—	—	$4,748	$209,450
Robert L. Koch II	$50,500	$99,969	$12,733	—	—	$4,748	$167,950
Mitchel D. Livingston, Ph.D.	$65,000	$99,969	$12,733	—	—	$4,748	$182,450
Hendrik G. Meijer	$55,000	$113,692	$12,733	—	—	$4,748	$186,173
James E. Rogers	$56,500	$99,969	$12,733	—	—	$4,748	$173,950
John J. Schiff, Jr.	$46,000	$99,969	$12,733	—	—	$4,748	$163,450
Dudley S. Taft	$71,000	$99,969	$12,733	—	—	$4,748	$188,450
Thomas W. Traylor	$43,000	$99,969	$12,733	—	—	$4,748	$160,450

(1)	Outstanding Stock Awards for Directors totaled 47,278 shares as of December 31, 2007.

(2)	Outstanding Option Awards for Directors totaled 161,150 shares as of December 31, 2007:

Director	Number of Option Awards:
Darryl F. Allen	15,000
John F. Barrett	15,000
Ulysses L. Bridgeman, Jr.	2,750
James P. Hackett	12,000
Gary R. Heminger	1,000
Allen M. Hill	15,000
Robert L. Koch II	16,700
Mitchel D. Livingston, Ph.D.	15,000
Hendrik G. Meijer	12,000
James E. Rogers	15,000
John J. Schiff, Jr.	10,000
Dudley S. Taft	15,000
Thomas W. Traylor	16,700

(3)	The full fair value of stock awards granted in 2007 totaled $1,299,601:

Name	Grant Date	Shares Granted	Grant Date Fair Value of Restricted Stock Awards
Darryl F. Allen	4/23/2007	623	$24,982
	4/23/2007	1,870	$74,987
John F. Barrett	4/23/2007	623	$24,982
	4/23/2007	1,870	$74,987
James P. Hackett	4/23/2007	623	$24,982
	4/23/2007	1,870	$74,987
Gary R. Heminger	4/23/2007	623	$24,982
	4/23/2007	1,870	$74,987
Allen M. Hill	4/23/2007	623	$24,982
	4/23/2007	1,870	$74,987
Robert L. Koch II	4/23/2007	623	$24,982
	4/23/2007	1,870	$74,987
Mitchel D. Livingston, Ph.D.	4/23/2007	623	$24,982
	4/23/2007	1,870	$74,987
Hendrik G. Meijer	4/23/2007	623	$24,982
	4/23/2007	1,870	$74,987
James R. Rogers	4/23/2007	623	$24,982
	4/23/2007	1,870	$74,987
John J. Schiff, Jr.	4/23/2007	623	$24,982
	4/23/2007	1,870	$74,987
Dudley S. Taft	4/23/2007	623	$24,982
	4/23/2007	1,870	$74,987
Thomas W. Traylor	4/23/2007	623	$24,982
	4/23/2007	1,870	$74,987

(4)	Assumptions used in determining fair value are disclosed in footnote 19 “Stock Based Compensation” located on page 77 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

(5)	Restricted stock dividends.

Beneficial Ownership

The following table sets forth certain information regarding the Named Executive Officers’ beneficial ownership of the Common Stock of the Company as of December 31, 2007:

Title of Class	Name of Officer	Number of Shares(1)	Percent of Class
Common Stock	Kevin T. Kabat	613,259.1150%
Common Stock	Christopher G. Marshall	33,994.0064%
Common Stock	Greg D. Carmichael	98,589.0185%
Common Stock	Robert A. Sullivan	362,884.0681%
Common Stock	Charles D. Drucker	63,903.0120%
Common Stock	George A. Schaefer, Jr.	3,031,918.5672%

(1)

The amounts shown represent the total shares owned outright by such individuals together with shares which are issuable upon the exercise of currently exercisable (or exercisable within 60 days), but unexercised, stock options and stock appreciation rights and shares held in the name of spouses, minor children, certain relatives, trusts, estates and certain affiliated companies as to which beneficial ownership may be disclaimed. These individuals have the right to acquire the shares indicated after their names, upon the exercise of currently exercisable (or exercisable within 60 days) stock options and stock appreciation rights, respectively: Mr. Kabat, 476,360 and 48,964; Mr. Marshall, 0 and 5,250; Mr. Sullivan, 179,358 and 48,964; Mr. Carmichael, 20,000 and 48,964; Mr. Drucker, 0 and 29,237 and Mr. Schaefer, 1,732,502 and 169,587.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Executive Officers and Directors, and persons who own more than ten percent of a registered class of the Company’s stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Annual Statement of Changes In Beneficial Ownership of Securities on Form 5 were required for those persons, the Company believes that, for the period January 1, 2007 through December 31, 2007, its Executive Officers and Directors complied with all filing requirements applicable to them.

COMPENSATION COMMITTEE REPORT

The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Compensation Committee (“the Committee”) has reviewed and discussed with Management the preceding Compensation Discussion and Analysis “CD&A” as well as the accompanying tables set forth thereafter. Based on that discussion, the Committee recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated into the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

Allen M. Hill, Chairman

James P. Hackett

Hendrik G. Meijer

James E. Rogers

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 2007 the Compensation Committee members were Messrs. Hill, Hackett, Meijer, and Rogers. No Executive Officer of the Company serves on any board of directors or compensation committee of any entity that compensates any member of the Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

In accordance with its written charter adopted by the Board of Directors (“Board”) which may be found in the Corporate Governance Section of the Company’s website at www.53.com, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2007, the Committee met fourteen (14) times, and the Committee discussed the interim financial and other information contained in each quarterly earnings announcement and periodic filings to the Securities and Exchange Commission with the Chief Executive Officer, Chief Financial Officer, Controller and the independent registered public accounting firm prior to public release.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the firm and the Company that might bear on the firm’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the firm any relationships that may impact their objectivity and independence and satisfied itself as to the firm’s independence. The Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed both with the independent registered public accounting firm and internal auditors, their audit plans, audit scope and identification of audit risks.

The Committee discussed and reviewed with the independent registered public accounting firm all communications required by standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and, with and without management present, discussed and reviewed the results of the independent registered public accounting firms’ examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

The Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2007, and management’s assertion on the design and effectiveness of the Company’s internal control over financial reporting as of December 31, 2007 with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s consolidated financial statements and their assertion on the design and effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm has the responsibility for the examination of those consolidated statements and assertion.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Committee recommended to the Board that the Company’s audited consolidated financial statements and report on management’s assertion on the design and effectiveness of internal control over financial reporting be included in its Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission. The Committee also appointed the independent registered public accounting firm for 2008.

Gary R. Heminger, Chairman

Darryl F. Allen, Vice Chairman

John F. Barrett

Ulysses L. Bridgeman, Jr.

Robert L. Koch II

PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table sets forth the aggregate fees billed to Fifth Third Bancorp for the fiscal years ended December 31, 2006 and December 31, 2007 by the Company’s independent registered public accounting firm Deloitte & Touche LLP.

	December 31,
	2006	2007
Audit Fees	$2,882,000	$3,325,500
Audit-Related Fees (a)	862,000	869,815
Tax Fees (b)	111,000	214,219
All Other Fees (c)	154,000	25,000

	$4,009,000	$4,434,534

(a)	Includes fees for services related to benefit plan audits, common trust fund audits, subsidiary company audits, reports pursuant to Statements on Auditing Standards No. 70, loan servicing reports, and trust compliance.

(b)	Includes fees for services related to tax compliance and tax consulting and planning. Of these amounts, for 2006 $63,000 represents fees for tax compliance services and $48,000 represents fees for tax consulting and planning services and for 2007 $130,488 represents fees for tax compliance services and $83,730 represents fees for tax consulting and planning services.

(c)	Includes fees for tax software licensing, security evaluation services, and other permitted advisory services. The audit committee has concluded that the provision of these services is compatible with maintaining the principal accountant’s independence.

The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by the independent registered public accounting firm, except as described below.

The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of fees paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Company at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided by Deloitte & Touche LLP during 2006 or 2007 pursuant to this exception.

CERTAIN TRANSACTIONS

Fifth Third Bancorp has engaged and intends to continue to engage in the lending of money through its subsidiary banks to various of its Directors, Executive Officers and corporations or other entities in which they may own a controlling interest. The loans to such persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and (iii) did not involve more than a normal risk of collectibility or did not present other features unfavorable to the Company.

The Charter of the Company’s Compensation Committee requires that the Compensation Committee pre-approve all related party or affiliate transactions between the Corporation and any of its affiliates, directors, officers and/or employees or in which any of such persons directly or indirectly is interested or benefited, other than for extensions of credit otherwise covered by policies and procedures governed by Federal Reserve Regulation O.

PROPOSAL TO AMEND ARTICLE FOURTH OF AMENDED ARTICLES OF INCORPORATION

The Board of Directors recommends approval of the amendment of Article Fourth of the Company’s Amended Articles of Incorporation in the manner shown in Annex 1 hereto. The proposed Amendment to Article Fourth would change the number of authorized shares of the Company’s Common Stock from one billion three hundred million (1,300,000,000) shares to two billion (2,000,000,000) shares. This change would be effective upon the date of filing of the Amendment to the Amended Articles of Incorporation with the Secretary of State of the State of Ohio.

As of February 29, 2008, Fifth Third had common shares outstanding in the amount of approximately 532,799,141 shares. Of the remaining currently authorized shares, 615,000,000 shares are reserved for certain provisions contained in various trust preferred securities issued by affiliates of the Company during 2007. Additionally, the Company has registered 35,000,000 shares with the SEC for issuance in its pending acquisition of First Charter Corporation. The 700,000,000 additional shares being requested by this proposal will replace these reserved shares and restore the Company’s available common share amount to previous levels of available common shares. The Board of Directors believes that it is in the best interest of the Company and its shareholders that the Company have a sufficient number of authorized but unissued shares available for possible use in future acquisition and expansion opportunities, for general corporate needs such as possible future securities issuances, stock dividends or stock splits, and for equity compensation grants to its employees under its equity compensation plans, as well as for other proper purposes within the limitations of the law. Such shares would be available for issuance without further action by the shareholders, except as otherwise limited by applicable law. Among other requirements, Ohio law provides that in connection with a merger or consolidation in certain circumstances, issuance of shares that constitute one-sixth or more of the Company’s voting power in the election of directors would require further shareholder approval and under the rules of the Nasdaq stock market the Company is required to receive shareholder approval for certain new equity compensation plans and other issuances. The current proposal does not constitute such approval, and the Company would seek special approval of any future proposal that would be subject to these requirements.

If additional shares of Common Stock are issued by the Company, it may potentially have an anti-takeover effect by making it more difficult to obtain Shareholder approval of various actions, such as a merger or removal of management. The increase in authorized shares of Common Stock has not been proposed in connection with any anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts by anyone to obtain control of the Company or to effect large accumulations of the Company’s Common Stock. Additionally, the issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing Shareholders. The terms of any Common Stock or other securities issuance which will be determined by the Company’s Board of Directors, will depend upon the reason for issuance and will be dependent largely on market conditions and other factors existing at the time. Depending upon market conditions, capital needs and other factors, if deemed in the best interests of the Company and its shareholders, the Company may seek to issue and sell debt securities, trust preferred securities or other similar securities at any time. If any such issuance and sale would occur prior to approval of this proposal at the Annual Meeting, the terms of such securities may contain provisions contingent upon an increase in the number of the Company’s authorized shares.

The resolutions attached to this Proxy Statement as Annex 1 will be submitted for adoption at the Annual Meeting. The affirmative vote of the holders of shares of the Common Stock of the Company entitling them to exercise two-thirds of the voting power of such shares is necessary to adopt the proposed amendment. Proxies will be voted in favor of the resolutions unless otherwise instructed by the Shareholder. Abstentions and shares not voted by brokers and other entities holding shares on behalf of the beneficial owners will have the same effect as votes cast against the Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 1,300,000,000 SHARES TO 2,000,000,000 SHARES.

PROPOSAL TO APPROVE THE

FIFTH THIRD BANCORP 2008 INCENTIVE COMPENSATION PLAN,

INCLUDING THE ISSUANCE OF UP TO 33,000,000 SHARES THEREUNDER

On January 19, 2008, subject to shareholder approval, the Company’s Board of Directors adopted the Fifth Third Bancorp 2008 Incentive Compensation Plan (the “Plan”), based on recommendation from its Compensation Committee. If approved, the Plan would replace the Fifth Third Bancorp Incentive Plan, adopted by the Company’s Board of Directors on January 20, 2004 and approved by the Company’s shareholders by vote at a meeting held on March 23, 2004 (the “Predecessor Plan”) and no further awards would be made under such plan. Awards made under the Predecessor Plan will continue to be governed by the terms of that plan.

The Company is asking shareholders to authorize a number of shares available under the Plan to a level that the Company believes will, on the basis of current assumptions, be sufficient for awards during the three-year period beginning in 2008.

The following description sets forth the material terms of the Plan. It does not purport to be complete and is qualified in its entirety by reference to the provisions of the Plan attached as Annex 2 to this Proxy Statement. All capitalized terms which are not defined herein are defined in the Plan.

Purpose

The Plan is intended to promote the success of the Company and its subsidiaries by providing incentives to employees, directors and consultants of the Company and subsidiaries that will link their personal interests to the financial success of the Company and its subsidiaries and to growth in shareholder value. The Plan is designed to provide flexibility to the Company and its subsidiaries in their ability to attract and retain the services of employees, directors and consultants upon whose judgment, interest and special effort the successful conduct of their operations is largely dependent.

Plan Highlights

The Plan will enable the Company to maintain strict corporate governance practices in granting equity to employees that the Company believes are consistent with the interests of shareholders, including:

•

Limit on Shares Authorized: The Plan authorizes the grant of 33,000,000 shares over its entire term, which represents approximately 6% of the Company’s issued and outstanding Common Shares as of February 29, 2008. The Company believes these shares will be sufficient for awards during the three-year period beginning in 2008.

•

Shares Available for Awards Other Than Stock Options and Stock Appreciation Rights: Of the shares available for grant under the Plan, only 9,900,000, or 30%, may be used for full value awards, which are awards of other than stock options or stock appreciation rights. Any full value awards in excess of this limit will reduce the remaining shares available for issuance on a four-for-one basis.

•

No Liberal Recycling Provisions: The Plan provides that the following shares will not be added back to the aggregate Plan limit: (1) shares tendered in payment of the option price; (2) shares withheld by the Company to satisfy the tax withholding obligation; and (3) shares that are repurchased by the Company with proceeds from option exercises.

•

Minimum Vesting and Restricted Period: Not more than 3,300,000, or 10%, of the shares available for grant may be issued under full value awards vesting prior to the third anniversary of the date of grant (or the first anniversary in the case of performance-based awards), although such awards may provide for earlier vesting in certain circumstances.

•

No Discount Stock Options: The Plan prohibits the grant of stock appreciation rights or stock options with an exercise price less than the fair market value of our stock on the date of grant. Fair market value is the closing price of our stock on the date of grant.

•	No Repricing of Stock Options: The Plan prohibits the repricing of stock appreciation rights and options without shareholder approval.

•	Material Amendments to the Plan Require Shareholder Approval: The Plan states that a material amendment to the Plan will not be effective unless approved by the Company’s shareholders.

•	Independent Committee Administration: The Plan will be administered by a committee of the Board of Directors comprised entirely of independent directors.

The following table presents additional information relevant in consideration of this Proposal:

Plan Category (shares in thousands)	Number of Shares to Be Issued Upon Exercise		Weighted- Average Exercise Price		Shares Available for Future Issuance
Equity compensation plans approved by shareholders:					7,321
Stock options (a)	21,530		$50.61			(b)
Stock appreciation rights (“SARs”)		(c)		(c)		(b)
Restricted stock	3,395			(d)		(b)
Performance units		(e)		(d)		(b)
Performance-based restricted stock	124			(d)		(b)
Employee stock purchase plan					1,280	(f)
Deferred stock compensation plans					275
Total shares	25,049				8,876

(a)	Excludes 2.1 million outstanding options awarded under plans assumed by the Bancorp in connection with certain mergers and acquisitions. The Bancorp has not made any awards under these plans and will make no additional awards under these plans. The weighted-average exercise price of the outstanding options is $33.46 per share.
(b)	Under the Incentive Compensation Plan, 20.0 million shares of stock were authorized for issuance as incentive and nonqualified stock options, SARs, restricted stock and restricted stock units, and performance shares and restricted stock awards.
(c)	At December 31, 2007, approximately 17.5 million SARs were outstanding at a weighted-average grant price of $41.81. The number of shares to be issued upon exercise will be determined at vesting based on the difference between the grant price and the market price at the date of exercise.
(d)	Not applicable.
(e)	The number of shares to be issued is dependent upon the Bancorp achieving certain predefined performance targets and ranges from zero shares to approximately 290 thousand shares.
(f)	Represents remaining shares of Fifth Third common stock under the Bancorp’s 1993 Stock Purchase Plan, as amended and restated, including an additional 1,500,000 shares approved by shareholders on March 28, 2006.

Administration

The Compensation Committee of the Board of Directors (the “Committee”) will administer the Plan. The Committee is composed solely of three or more directors each of whom qualifies as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Each member of the Committee also meets the director independence criteria under the applicable NASDAQ Stock Market listing rules. The Committee has broad discretion and authority to, among other things, select the officers, employees, directors and consultants to whom awards may be granted, to determine the terms, conditions, form and amount of the awards, to establish, where deemed applicable, performance goals with respect to awards and to measure and certify the achievement thereof, and to establish guidelines and procedures relating to awards.

The Committee will have full power to administer and interpret the Plan and to adopt or establish, and to modify or waive, rules, regulations, agreements, guidelines, procedures and instruments which it deems necessary or advisable for the administration and operation of the Plan. The Committee may delegate its authority to the Chief Executive Officer, to other officers or to the Company’s Pension, Profit Sharing and Medical Committee (or any similar or successor committee), provided that such delegation will not extend to actions with respect to awards made to “covered employees,” as defined in Code Section 162(m), or to “officers” for purposes of Rule 16b-3 under the Exchange Act.

Eligibility

Any officer, employee, director or consultant of the Company or any of its subsidiaries or affiliates is eligible to receive an award under the Plan. As of December 31, 2007 there were approximately 22,678 employees and 178 directors of the Company and its subsidiaries and affiliates. The selection of participants and the nature and size of the awards is subject to the discretion of the Committee.

Shares Available for Future Awards and Awards Outstanding

As of December 31, 2007, a total of approximately 7,321,000 shares of Common Stock remained available for future award under the Predecessor Plan and there were outstanding awards of approximately 21,530,000 previously granted stock options, which have a weighted-average exercise price of $50.61 per share and a weighted-average term of 2.94 years, as well as outstanding awards of approximately 17,526,000 previously granted stock appreciation rights, which have a weighted-average exercise price of $41.81 per share and a weighted-average term of 8.15 years, 290,206 performance share awards and approximately 3,519,000 shares of restricted stock under the Predecessor Plan. If the Company’s shareholders approve the Plan, no further awards will be made under the Predecessor Plan.

The Plan provides that the total number of shares of Common Stock which may be issued pursuant to awards under the Plan may not exceed 33,000,000, representing approximately 6% of the Company’s outstanding Stock as of February 29, 2008.

To the extent that shares of Common Stock subject to an outstanding award under the Plan are not issued or are canceled by reason of the failure to earn the shares issuable under, or the forfeiture, termination, surrender, cancellation, or expiration of such award, then such shares shall, to the extent of such forfeiture or cancellation, again be available for awards under the Plan. Shares of Common Stock shall not again be available if such shares are surrendered or withheld as payment of either the exercise price of an award or of withholding taxes in respect of an award. Awards settled solely in cash shall not reduce the number of shares of Common Stock available for awards under the Plan. An award of SARs reduces the shares of Common Stock available under the Plan in the total amount of the SAR award, not just the net amount of shares actually issued upon exercise of the award.

Shares of Common Stock issued in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries shall not reduce the number of shares available to be issued under the Plan.

Of the shares authorized for issuance under the Plan, no more than 9,900,000 shares of Common Stock may be issued in the aggregate in respect of awards other than stock appreciation rights or stock options; provided, however, that to the extent more than 9,900,000 shares are issued in respect of awards other than stock appreciation rights or options, the aggregate number of shares available for issuance under the Plan shall be reduced on the basis of four shares for each share issued. No more than 3,300,000 shares of Common Stock may be issued with respect to awards, other than stock appreciation rights or options, which at the date of grant are scheduled to fully vest prior to three years (or one year, in the case of performance based awards) from the date of grant. In addition, to comply with Code Section 162(m), the Plan includes a limit of 1,000,000 shares of Common Stock as the maximum number of shares that may be subject to awards made to any one individual in any one calendar year.

The source of Common Stock issued with respect to awards may be authorized and unissued shares or shares that have been or may be reacquired in the open market, in private transactions, or otherwise. In the event of any corporate event or transaction, including, but not limited to, a change in the shares of Common Stock or the capitalization of the Company, such as may result from a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of shares, exchange of shares, dividend in kind, or other like change in capital structure or distribution, other than normal cash dividends, the number of shares of Common Stock authorized for issuance, available for issuance or covered by any outstanding award and the price per share of any such award, and the various limitations described above, will be proportionately adjusted. Fractional shares will not be issued under the Plan.

Awards

A participant in the plan is permitted to receive multiple grants of awards. The terms and provisions of a type of award with respect to any recipient need not be the same with respect to any other recipient of such award.

The following types of awards may be granted under the Plan:

Stock Appreciation Rights (“SARs”). The Committee may grant SARs independently of any stock option or in tandem with all or any part of a stock option granted under the plan. Upon exercise, each SAR entitles a participant to receive an amount equal to the excess of the Fair Market Value (as defined in the Plan) of a share of Common Stock on the date the SAR is exercised over the Fair Market Value of a share of Common Stock on the date the SAR is granted. The payment may be made in shares of Common Stock having a fair market value on the date of exercise equal to the amount due upon the exercise of the SAR, may be paid in cash, or in a combination. Upon exercise of an SAR granted in conjunction with a stock option, the option may be required to be surrendered. Except in the event of certain corporate events or transactions, once a SAR is granted, the Committee shall have no authority to reduce the price fixed at the date of grant, nor may any SAR granted under the Plan be surrendered to the Company as consideration for the grant of a new SAR with a lower price at the date of grant without the approval of the Company’s shareholders.

Restricted Stock and Restricted Stock Units. An award of Restricted Stock is an award of shares of Common Stock that may not be sold or otherwise disposed of during a restricted period determined by the Committee. An award of Restricted Stock Units is an award of the right to receive a share of Common Stock after the expiration of a restricted period determined by the Committee. The Committee may also impose additional restrictions on an award of Restricted Stock or Restricted Stock Units, including, but not limited to, attainment of certain performance goals during the restricted period. Restricted Stock may be voted by the recipient. To the extent provided by the Committee, Restricted Stock and Restricted Stock Units may also include a dividend equivalent right under which the recipient will be entitled to receive all dividends and other distributions paid with respect to such shares, which will be paid to such recipient in cash or in additional Restricted Stock or Restricted Stock Units.

Performance Shares and Performance Units. Performance Shares and Performance Units are awards of a fixed or variable number of shares or of dollar-denominated units that are earned by achievement of performance goals established by the Committee. If the applicable performance criteria are met, the shares are earned and become unrestricted with respect to Performance Shares or an amount is payable with respect to the Performance Units. The Committee may provide that a certain percentage of the number of Performance Shares or Units originally awarded may be earned based upon the attainment of the performance goals. Amounts earned under Performance Share and Performance Unit Awards may be paid in Common Stock, cash or a combination of both. During the applicable performance period for an award, the shares may be voted by the recipient and the recipient may be entitled to receive dividend equivalent rights on those shares, at the discretion of the Committee.

Stock Options. Stock Options may be nonqualified stock options or incentive stock options that comply with Code Section 422. The exercise period for any stock option will be determined by the Committee at the time of grant. The exercise price per share for all shares of Common Stock issued pursuant to stock options under the Plan may not be less than 100% of the Fair Market Value of a share of Common Stock on the grant date. Each stock option may be exercised in whole, at any time, or in part, from time to time, after the grant becomes exercisable. The Plan limits the term of any stock option to 10 years and prohibits repricing of options.

Awards under Deferred Compensation or Similar Plans. Participants may receive the right to receive Common Stock or a fixed or variable share denominated unit granted under the Plan or any deferred compensation or similar plan established from time to time by the Company.

Annual Incentive Awards. Participants in the Plan may receive Annual Incentive Awards. Under an Annual Incentive Award, the participant may receive an amount based on the achievement of performance goals established by the Committee. As required by Code Section 162(m), the Plan provides an annual limit of $6,000,000 on the amount a single participant may earn under an Annual Incentive Award for any calendar year.

Other Incentive Awards. The Committee may grant other types of awards of which may be based in whole or in part by reference to Common Stock or upon the achievement of performance goals or such other terms and conditions as the Committee may prescribe. As required by Code Section 162(m), the Plan provides an annual limit of $6,000,000 on the amount a single participant may earn under any such Other Incentive Award. For purposes of this limitation, any award earned over a period greater than one year is deemed to have been earned ratably over the full and partial calendar years in such period.

Performance Goals

Section 162(m) of the Code disallows federal income tax deductions for certain compensation in excess of $1,000,000 per year paid to each of the Company’s Chief Executive Officer and its other four most highly compensated executive officers (collectively, the “Covered Employees”). Under Section 162(m), compensation that qualifies as “other performance-based compensation” is not subject to the $1,000,000 deduction limit. In addition to the annual limitations on awards described above, another condition necessary to qualify certain incentive awards (other than SARs and stock options, which are treated as “other performance-based compensation”) as “other performance-based compensation” is that the material criteria relating to the performance goals under which the award is made must be disclosed to, and approved by, the shareholders of the Company before the incentive compensation is paid.

For purposes of awards under the Plan intended to be performance-based awards, performance goals will be established by the Committee. For those types of awards under the Plan intended to meet the definition of “other performance-based compensation” the Committee will establish performance goals with respect to an award based upon one or more of the following performance criteria:

•	return measures (including, but not limited to, total shareholder return, return on assets and return on equity);

•	earnings measures (including, but not limited to, earnings per share, net income, net interest income, net interest margin, and non-interest income);

•	revenues;

•	expense measures (including, but not limited to, expenses, operating efficiencies, efficiency ratios, and non-interest expense);

•	balance sheet measures (including, but not limited to, assets, loans, charge-offs, loan loss reserves, non-performing assets, deposits, asset quality levels, investments);

•	enterprise risk management measures (including, but not limited to, interest-sensitivity gap levels, regulatory compliance, satisfactory internal or external audits, and financial ratings);

•	fair market value of the Common Stock; and

•	achievement of balance sheet or income statement objectives, or other financial, accounting or quantitative objective established by the Committee.

These performance goals may be measured for achievement or satisfaction during the period the Committee permits the participant to satisfy or achieve the performance goals and may be in absolute terms or measured against, or in relationship to, other companies comparably, similarly or otherwise situated or other external or internal measure and may be based on, or adjusted for, other objective goals, events, or occurrences established by the Committee for a performance period. Performance goals may be particular to a line of business, subsidiary or other unit or the Company generally, and may, but need not be, based upon a change or an increase or positive result. Performance goals may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions.

In interpreting Plan provisions applicable to performance criteria and objectives and to performance-based awards to Participants who are Covered Employees, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and the regulations thereunder. The Committee, in establishing performance criteria and objectives applicable to such performance-based awards, and in interpreting the Plan, shall be guided by such standards, including, but not limited to, providing that the performance-based award shall be paid, vested or otherwise delivered solely as a function of the attainment of objective performance goals and objectives established by the Committee not later than 90 days after the performance period applicable to an award has commenced (or, if such period of service is less than one year, not later than the date on which 25% of such period has elapsed).

At the end of each performance period for an award to Covered Employees, the Committee will determine and certify the extent to which the performance goal established for the performance period has been achieved and determine the amount to be paid, vested or delivered as a result thereof, provided the Committee may, in its sole discretion, reduce or eliminate such amount to the extent permitted under the Plan and applicable law.

Termination of Employment or Services

The disposition of each award held by a participant at termination of employment or service as a director or consultant will be as determined by the Committee and set forth in the agreement applicable to such award or in any amendment or modification thereof. To the extent the award agreement does not expressly provide for such disposition, then the disposition of the award shall be determined as set forth in the Plan.

Change in Control

In the event of a Change in Control, to the extent that outstanding awards under the Plan are assumed or replaced with a replacement award, such awards will remain outstanding and continue to be governed by their terms. If, within two years following a Change in Control, a participant is involuntarily terminated other than for cause, death or disability, or voluntarily terminates with good reason within two years after such Change in Control, such participant’s outstanding awards will become fully vested. If the Committee determines that replacement awards are not provided in connection with a Change in Control, and unless otherwise provided by the Committee in the agreement applicable to an award, upon a Change in Control, each SAR and Option then outstanding shall become fully vested and exercisable, all restrictions on Restricted Shares will lapse and all Restricted Share Units will become fully-vested. With respect to any performance based awards, such awards shall be deemed earned and shall be paid to the extent of the greater of:

•	the extent to which the performance goals applicable to such award have been met during the performance period up through and including the effective date of the Change in Control; or

•	the target award determined at the date of grant.

The treatment of Annual Incentive Awards or any other incentive awards under the Plan will be reflected in the applicable award grant agreement.

Other Provisions

In general, except to the extent provided by the Committee in the specific terms of an award or with respect to certain transfers of nonqualified stock options to certain family members or foundations for no value or other consideration, no award will be assignable or transferable except by will, the laws of descent and distribution.

The Committee may impose such restrictions and limitations on any awards granted under the Plan as it may deem advisable, including, but not limited to share ownership or holding period requirements and requirements to enter into or to comply with confidentiality, non-competition and other restrictive or similar covenants. Additionally, the Committee may specify in any award agreement that the participant’s rights, payments and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions.

The receipt of payment of cash or the delivery of shares that would otherwise be due to a participant under an award may be deferred at the election of the participant pursuant to an applicable deferral plan established by the Company or a subsidiary.

Effective Date, Amendment and Termination

If approved by the shareholders, the Plan will become effective as of the date of such approval and will remain in effect until all shares subject to the Plan have been purchased and/or acquired according to the provisions of the Plan, provided, however, that no awards may be granted on or after the tenth anniversary of such date. The Board of Directors may terminate the Plan at any time and may amend or modify the Plan from time to time provided that no such action shall materially adversely alter or impair any outstanding award without the consent of the participant affected thereby. In addition, unless approved by the Company’s shareholders, no amendment or modification may increase the number of shares of Common Stock which may be issued under the Plan (except pursuant to an adjustment related to a corporate change affecting the Common Stock), expand the types of awards available to participants under the Plan, materially expand the class of persons eligible to participate in the Plan, delete or limit the provisions prohibiting the repricing of options or reduce the price at which shares may be offered under options, extend the termination date for making awards under the Plan, or become effective if such amendment or modification is required under the rules and regulations of the Nasdaq Stock Market or another national exchange on which the Common Stock is then listed, or other applicable law, rules or regulations, to be approved by the shareholders.

The Committee may amend or modify any outstanding awards in any manner to the extent that the Committee would have had the authority under the Plan initially to make such award as so amended or modified, provided that no amendment or modification shall materially adversely alter or impair an outstanding award without the consent of the participant affected thereby.

Federal Income Tax Considerations

The following discussion is a summary of certain federal income tax consequences to participants who may receive grants of awards under the Plan. This discussion does not purport to be complete, and does not cover, among other things, state and local tax treatment.

Stock Appreciation Rights. No taxable income is recognized by a participant upon the grant of a SAR under the Plan. Upon the exercise of a SAR, the participant will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock received and the amount of cash received. Shares of Common Stock received upon the exercise of a SAR will, upon subsequent sale, be eligible for capital gain treatment, with the capital gain holding period commencing on the date of exercise of the SAR.

The Company is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant realizes ordinary income upon exercise of the SAR.

Stock Awards. A recipient of Restricted Stock, Performance Shares or any other awards of shares of Common Stock generally will be subject to tax at ordinary income rates on the Fair Market Value of the Common Stock at the time the shares have been delivered and are no longer subject to forfeiture. A recipient who so elects under Section 83(b) of the Code within 30 days of the date of the grant of shares of Common Stock will have ordinary taxable income on the date of the grant equal to the Fair Market Value of the shares as if the shares were unrestricted or the shares were earned and could be sold immediately. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the Restricted Shares or Performance Shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. If the recipient timely elects to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the Fair Market Value of the shares on the date of the grant as if the shares were then unrestricted and could be sold immediately. The Company is entitled to a deduction for compensation paid to a participant in the amount of ordinary income recognized by the participant.

Restricted Stock Units and Performance Units. A recipient of units will generally be subject to tax at ordinary income rates on the Fair Market Value of any Common Stock issued or cash paid pursuant to such an award, and the Company will generally be entitled to a deduction equal to the amount of the ordinary income realized by the recipient. The Fair Market Value of any Common Stock received will generally be included in income (and a corresponding deduction will generally be available to the Company) at the time of receipt. The capital gain or loss holding period for any common stock distributed under an award will begin when the recipient recognizes ordinary income in respect of that distribution.

Nonqualified Stock Options. For federal income tax purposes, no income is recognized by a participant upon the grant of a nonqualified stock option. Upon exercise, the participant will realize ordinary income in an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the exercise price multiplied by the number of shares received pursuant to the exercise of such options. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (a) the exercise price, increased by any compensation reported upon the participant’s exercise of the option and (b) the amount realized on such sale or exchange. Any gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for more than one year.

The Company is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant realizes compensation upon exercise of the option.

Incentive Stock Options. No taxable income is realized by the participant upon exercise of an incentive stock option granted under the plan, and if no disposition of those shares is made by such participant within two years after the date of grant or within one year after the transfer of those shares to the participant, then (a) upon the sale of the shares, any amount realized in excess of the exercise price will be taxed as a long-term capital gain and any loss sustained will be taxed as a long-term capital loss, and (b) no deduction will be allowed to the Company for federal income tax purposes. Upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax on certain items of tax preference.

If the shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-years-from-grant/one-year-from-transfer holding period, generally (a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon disposition of the shares) over the exercise price, and (b) the Company will be entitled to deduct such amount. Any additional gain or loss realized will be taxed as short-term or long-term capital gain or loss, as the case may be, and may not be deducted by the Company.

If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option will be treated as a nonqualified stock option.

Annual Incentive Award and Other Incentive Awards. A participant will recognize ordinary income upon receipt of cash pursuant to a cash award and the Company will generally be entitled to a deduction equal to the amount of the ordinary income realized by the recipient.

Other incentive awards. The federal income tax consequences of other incentive awards will depend on how the awards are structured. Generally, the Company will be entitled to a deduction with respect to other incentive awards only to the extent that the recipient realizes compensation income in connection with such awards.

New Plan Benefits

No determination has yet been made as to the amount or terms of any stock-based incentives or any future cash awards under the Plan.

For additional information concerning the Company’s compensation of its directors and executive officers, please see “Compensation Discussion and Analysis.”

Vote Required

The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Meeting and entitled to vote thereon is required to approve the Plan. Abstentions, and shares not voted by Shareholders of record present or represented at the Meeting and entitled to vote, will have the same effect as a vote cast against the proposal. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners, and shares for which authority to vote is withheld, will have no effect on the outcome. Proxies received by the Company and not revoked prior to or at the Meeting will be voted for this proposal and the adoption of the Plan unless otherwise instructed by the Shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE FIFTH THIRD BANCORP 2008 INCENTIVE COMPENSATION PLAN, INCLUDING THE ISSUANCE OF UP TO 33,000,000 SHARES THEREUNDER

PROPOSAL TO AMEND THE CODE OF REGULATIONS TO AMEND THE PROVISIONS

FOR FIXING THE DATE OF THE ANNUAL MEETING OF STOCKHOLDERS.

The Board of Directors, after careful consideration and recommendation by management and outside advisors, has adopted and now recommends stockholder approval of a proposal to amend Article II, Section 1 of the Company’s Code of Regulations, as amended (the “Regulations”), to amend the provisions for fixing the date of the annual meeting of stockholders. Article II, Section 1 of our Regulations currently provides that the annual meeting of stockholders must occur no earlier than the second Tuesday of January and no later than the third Tuesday in April. If the proposed amendment is approved, the Board of Directors will have the ability to set the date of the annual meeting of stockholders without restriction. The Board must, however, communicate the meeting date in writing to the stockholders not later than 20 days prior to such meeting (as is currently required by the Regulations).

The Company will benefit if it has flexibility in scheduling the date of its annual meeting. In recent years, the requirements applicable to proxy statements and the financial disclosures necessary for annual meetings have changed substantially and become more complex. Accordingly, the time and effort required of the Company to satisfy such requirements and to prepare for the annual meeting of stockholders have increased significantly. As a practical matter, it has become difficult to complete the Company’s proxy statement and annual report to stockholders and provide them to stockholders in time to allow stockholders sufficient time to receive and review these materials and provide their vote for the annual meeting. The Company’s current Regulations only provide the Company a brief window in which to hold the annual meeting.

Additionally, many public companies, including many of the Company’s competitors, currently have flexibility similar to what the Company will have if the proposed amendment to Article II, Section 1 of the Code of Regulations is adopted. This flexibility allows those companies to react to changing legal, business and economic conditions from year to year and to schedule their annual meetings accordingly. The Board and management believe that it is in the best interests of the Company and its shareholders to allow the Company to have similar flexibility in scheduling its annual meeting date, rather than being limited to an arbitrary window period as is currently the case.

For all of the above reasons, the Board has unanimously approved an amendment to Article II, Section 1 of the Regulations to allow for flexibility in scheduling its annual meeting date, and the Board recommends that stockholders approve the proposed amendment to Article II, Section 1 of the Regulations.

Code of Regulations

Annex 3 shows the changes to the relevant portions of Article II, Section 1 of the Regulations resulting from the proposed amendment with deletions indicated by strike-outs and additions indicated by underlining. If approved by stockholders at the Annual Meeting, this amendment will become immediately effective.

Vote Required

The resolution attached to this proxy statement as Annex 3 will be submitted for adoption at the Annual Meeting. The affirmative vote of the holders of shares of the common stock of the Company entitling them to exercise a majority of the voting power of such shares is necessary to adopt the proposal to amend the Regulations to provide flexibility in fixing the date of the annual meeting of stockholders. Proxies will be voted in favor of the resolution unless otherwise instructed by the stockholder. Abstentions and shares not voted by brokers and other entities holding shares on behalf of the beneficial owners will have the same effect as votes cast against the amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE AMENDMENT TO THE COMPANY’S CODE OF REGULATIONS TO AMEND THE PROVISIONS FOR FIXING THE DATE OF THE ANNUAL MEETING OF STOCKHOLDERS.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors proposes and recommends that the shareholders approve the selection by the Committee of the firm of Deloitte & Touche LLP to serve as its independent registered public accounting firm for the Company for the year 2008. The firm has served as independent auditors for the Bank since 1970 and the Company since 1975. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting to make such comments as they desire and to respond to questions from shareholders of the Company. Action by the shareholders is not required by law in the appointment of an independent registered public accounting firm, but their appointment is submitted by the Audit Committee of the Board of Directors in order to give the shareholders a voice in the designation of auditors. If the resolution approving Deloitte & Touche LLP as the Company’s independent registered public accounting firm is rejected by the shareholders then the Committee will reconsider its choice of independent auditors. Even if the resolution is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the resolution unless otherwise instructed by the shareholder. Pursuant to the Company’s Code of Regulations, the affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve the appointment of Deloitte & Touche LLP. Abstentions will have the same effect as a vote cast against the proposal. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have no effect on the outcome. The Audit Committee of the Board of Directors recommends the adoption of the resolution.

SHAREHOLDER PROPOSAL

The Company has been notified that the following shareholder of the Company intends to present the proposal set forth below for consideration at the Annual Meeting. The address and stock ownership of the proponent will be furnished by the Corporate Secretary of the Company to any person, orally or in writing as requested, promptly upon receipt of any oral or written request therefore. In accordance with Federal securities regulations, we include the shareholder proposal plus any supporting statement exactly as submitted by the proponent. Therefore, the Company takes no responsibility for the content of the proposal or supporting statement submitted by the proponent. To make sure readers can easily distinguish between material provided by the proponent and material provided by the Company, we have put a box around material provided by the proponent.

Howard B. Silverman has submitted the following resolution:

Shareholder Proposal

RESOLVED; that the shareholders of Fifth Third Bancorp, assembled at the annual meeting in person and by proxy, hereby request that the Board of Directors immediately engage the services of an Investment Banking firm to actively seek a sale or merger of Fifth Third Bancorp on terms that will maximize share value for the shareholders.

Shareholder Supporting Statement

You are urged to vote “Yes” for this proposal for the following reasons:

•

I believe that Fifth Third Bancorp’s earnings and stock price are in decline and are unlikely to improve without the Company merging or being sold to a larger financial institution with different management, solid resources and a better track record of providing a reasonable return to shareholders.

•

As shown in the Company’s Annual Report on Form 10-K for the year ending December 31, 2006, the cumulative return experienced by Fifth Third Bancorp’s shareholders for the five years ended December 31, 2006 was negative, and it was significantly below the indices of the S&P Banks Index (BIX), the Nasdaq Bank Index (CBNK) and the S&P 500 index (SPX). Subsequently, the Company’s stock price declined during 2007 to the lowest level it has been in more than seven years.

•

As reported in the Company’s 2006 Annual Report, Fifth Third Bancorp’s return on average assets has declined each year since 2002. Net Income for the nine months ended September 30, 2007 was below the comparable amount of the previous year despite two previous restructurings of the bond portfolio for the announced purpose of increasing future earnings.

•

On August 16, 2007, Fifth Third Bancorp announced that it was acquiring a bank for a price that was a 53 percent premium over that bank’s previous day’s closing market price, and that it will be dilutive to Fifth Third’s earnings per share. Based on the precedent set by the premium that Fifth Third Bancorp was willing to pay for that acquisition, I believe that Fifth Third Bancorp could be sold for a substantial premium over its current market price.

•	During 2007, both domestic and foreign banks bid to acquire a Chicago-based regional bank; thus there appears to be interest on the part of potential buyers in acquiring a regional bank.

Fifth Third Bancorp faces considerable competition from larger and more efficient banks. Therefore, I believe that the greatest value to shareholders will be realized through a sale or merger of Fifth Third Bancorp into another banking organization. The Board of Directors should take advantage of the market for financial institution consolidation by immediately seeking out opportunities to merge into a larger and more competitive financial institution or find an opportunity for shareholders to sell their stock to a larger and more competitive financial institution. A vote for this proposal would benefit all shareholders.

Statement Against the Shareholder Proposal

The Board of Directors unanimously recommends a vote AGAINST the shareholder proposal. The Board believes that the approval of the proposed resolution would not be in the best interests of the Company or its shareholders.

The Board regularly reviews its strategic alternatives for creating value for the Company’s shareholders in the context of the Company’s long-term objectives. The Board fully recognizes the importance of its fiduciary duties to the shareholders and will evaluate any strategic proposal received by the Company or proposed by management in the context of the best interests of the Company and its shareholders. However, the Board of Directors, which is composed largely of outside directors, unanimously believes that at the present time a process of solicitation of offers would not maximize returns for existing shareholders, but would in fact be detrimental to the interests of the shareholders and the Company. The Board of Directors will continue to exercise its business judgment to make strategic decisions that it believes will enhance shareholder value. The Company maintains close relationships with several nationally recognized investment banking firms. Accordingly, the Board believes it is appropriately advised and capable of reaching strategic decisions that are in the best interests of all shareholders.

The mere adoption of the shareholder proposal could result in uncertainty concerning the Company’s future. Such uncertainty could adversely affect the Company’s ability to retain and attract customers and personnel, as well as its ability to enter into arrangements with third parties. The uncertainty caused by the shareholder proposal could cause a deterioration in the value of the Company’s business. Additionally, the number of potential acquirers of the Company is limited, given the Company’s size and geography, and those potential acquirers may not bid as much for control of the Company as they might otherwise in a sale where the Company was not forced to publicly seek a sale. Current general conditions within the banking industry, with very little merger and acquisition activity and with many potential acquirers of banks on the sidelines, further limits the value that could be realized by the adoption of such a proposal. It is noted that the announced acquisition by the Company of First Charter Corporation, which the proposing shareholder cites as evidence the Company could receive a high premium, shares none of these characteristics, whether related to size, geographic location, limited number of potential acquirers, or timing relative to industry conditions.

Furthermore, the adoption of the proposal at the present time is ill-advised and unwarranted. The Company’s stock trades at a premium price/forward earnings multiple and at a premium price/book value multiple compared with other regional banks. This premium valuation makes it more difficult for an acquirer to pay a large premium for the Company, as the proposing shareholder suggests is possible. Therefore, the observation that it may be able to achieve a higher stock price through being acquired is arguable. The Company’s stock traded in line with the industry during 2007, as noted in the Company’s Annual Report on Form 10-K. Fifth Third’s return on average assets and return on average equity have generally exceeded the industry, including most quarters of 2007. Thus, suggestions that the Company’s performance is inadequate and warrant a sale of the Company are, in the Board of Directors’ opinion, not justified.

Based upon all of the factors outlined above, the Board of Directors believes that the proposal is not in the best interests of the shareholders. The Board is committed to maximizing long-term shareholder value. The adoption of the proposed shareholder resolution is inconsistent with this commitment. The Board believes that retaining an investment-banking firm to actively seek a sale or merger of the Company would not properly recognize the long-term value of the Company and would therefore not be in the best interests of the Company and its shareholders.

For all of the above reasons, the Board of Directors unanimously recommends a vote AGAINST the shareholder proposal.

Vote Required

Pursuant to the Company’s Code of Regulations, the affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve this proposal. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted against this proposal unless otherwise instructed by the shareholder. Abstentions, and shares not voted by shareholders of record present or represented at the Annual Meeting and entitled to vote, will have the same effect as a vote cast against the proposal. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ADOPTION OF THE SHAREHOLDER PROPOSAL

2009 SHAREHOLDER PROPOSALS

In order for shareholder proposals for the 2009 Annual Meeting of Shareholders to be eligible for inclusion in the Company’s Proxy Statement, they must be received by the Company at its principal office in Cincinnati, Ohio, prior to November 6, 2008.

Any shareholder who intends to propose any other matter to be acted upon at the 2009 Annual Meeting of Shareholders (but not include such proposal in the Company’s Proxy Statement) must inform the Company no later than January 20, 2009. If notice is not provided by that date, the persons named in the Company’s proxy for the 2009 Annual Meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2008 Annual Meeting.

OTHER BUSINESS

The Board of Directors does not know of any other business to be presented to the Annual Meeting and does not intend to bring other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is intended that the persons named in the Proxy will vote thereon according to their best judgment and interest of the Company. No other shareholder has informed the Company of any intention to propose any other matter to be acted upon at the Annual Meeting. Accordingly, the persons named in the accompanying Proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this Proxy Statement.

A copy of the Company’s Annual Report on Form 10-K for the most recent fiscal year, as filed with the Securities and Exchange Commission, not including exhibits, will be mailed without charge to shareholders upon written request. Requests should be addressed to Paul L. Reynolds, Secretary, Fifth Third Bancorp, Fifth Third Center, MD 10AT76, Cincinnati, Ohio 45263. The Form 10-K includes certain listed exhibits, which will be provided upon payment of a fee covering the Company’s reasonable expenses.

By order of the Board of Directors

Paul L. Reynolds

Secretary

New or amended language is indicated by underlining

ANNEX 1

PROPOSED AMENDMENT TO ARTICLE FOURTH OF AMENDED ARTICLES OF INCORPORATION

RESOLVED, That Paragraphs (A) and (A)(1) of Article Fourth of the Amended Articles of Incorporation, as amended, of Fifth Third Bancorp be, and they hereby are, amended in their entirety to read as follows:

“FOURTH: (A) The total authorized number of shares of the corporation is Two Billion Five Hundred Thousand (2,000,500,000) shares, which shall be classified as follows:

(1) Two Billion (2,000,000,000) shares of common stock without par value. Each share of the common stock shall entitle the holder thereof to one (1) vote on each matter properly submitted to the shareholders for their vote, consent, waiver, release, or other action, subject to the provisions of the law with respect to cumulative voting.”

RESOLVED, FURTHER, That the proper officers of the Company be and hereby are authorized and directed to take all actions, execute all instruments, and make all payments which are necessary or desirable, in their discretion, to make effective the foregoing amendment to the Amended Articles of Incorporation of the Company, as amended, including, without limitation, filing a certificate of such amendment with the Secretary of State of Ohio.

ANNEX 2

FIFTH THIRD BANCORP

2008 INCENTIVE COMPENSATION PLAN

(As adopted January 19, 2008, subject to shareholder approval)

i

ii

Article 1. Establishment, Purpose, and Duration

1.1 Establishment of the Plan. On January 19, 2008, the Board of Directors of Fifth Third Bancorp (the “Company”) adopted, subject to the approval of shareholders, this incentive compensation plan known as the “Fifth Third Bancorp 2008 Incentive Compensation Plan” (hereinafter referred to as the “Plan”), which permits the grant of short-term and long-term incentive and other stock and cash awards. If approved by the shareholders, the Plan would replace the Fifth Third Bancorp Incentive Compensation Plan and no further awards would be made under such plan. Awards made under the Fifth Third Bancorp Incentive Compensation Plan will continue to be governed by the terms of that plan.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Employees, Directors and Consultants of the Company and its Subsidiaries that will link their personal interests to the financial success of the Company and its Subsidiaries and to growth in shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Employees, Directors and Consultants upon whose judgment, interest, and special effort the successful conduct of their operations is largely dependent.

1.3 Duration of the Plan. The Plan, approved by the Board on January 19, 2008, shall become effective on the date it is approved by the Company’s shareholders (the “Effective Date”), and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 16 herein, until all Shares subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date of the Plan.

Article 2. Definitions and Construction

2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

(a) “Annual Incentive Award” has the meaning specified in Section 10.1.

(b) “Award” includes, without limitation, Options, Stock Appreciation Rights, Performance Share or Unit Awards, Dividend or Dividend Equivalent Rights, Stock Awards, Restricted Stock or Unit Awards, Cash Awards, Annual Incentive Awards or Other Incentive Awards that are valued in whole or in part by reference to, or are otherwise based on, the Company’s Stock, performance goals or other factors, all on a stand alone, combination or tandem basis, as described in or granted under this Plan.

(c) “Award Agreement” means the agreement or other writing (which may be framed as a plan, program or notification, and which may be in electronic format) that sets forth the terms and conditions of each Award under the Plan, including any amendment or modification thereof.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(e) “Board” or “Board of Directors” means the Board of Directors of the Company.

(f) “Cash Award” has the meaning specified in Section 10.2(d).

(g) “Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(i) any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, or a corporation owned directly or indirectly by the common shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company), as a result of acquiring, or during any 12-month period having acquired, voting securities of the Company, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) during any period of twelve months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board and any new Director, whose election by the Board or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii) the consummation of (1) the sale or disposition of all or substantially all the Company’s assets; or (2) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation; or

(iv) the shareholders of the Company approve a plan of complete liquidation of the Company.

Notwithstanding the foregoing, if the payment of Stock or cash under an Award constitutes the payment of deferred compensation subject to Section 409A of the Code and the time or form of such payment is changed due to a Change in Control, such change in the time or form of payment shall not occur unless the event constituting the Change in Control is also a “change in control event” as defined in treasury regulation 1.409A-3(i)(5).

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i) “Committee” means the Fifth Third Bancorp Compensation Committee, or such other committee designated by the Board of Directors to administer this Plan. The Committee shall be appointed by the Board, shall consist of three or more outside, independent members of the Board, and in the judgment of the Board, shall be qualified to administer the Plan as contemplated by (i) Rule 16b-3 of the Securities Exchange Act of 1934 (or any successor rule), (ii) Section 162(m) of the Code, as amended, and the regulations thereunder (or any successor Section and regulations), and (iii) any rules and regulations of the Nasdaq Stock Market (or such other stock exchange on which the Stock is traded). Any member of the Committee who does not satisfy the qualifications set out in the preceding sentence may recuse himself or herself from any vote or other action taken by the Committee. The Board may, at any time and in its complete discretion, remove any member of the Committee and may fill any vacancy in the Committee.

(j) “Company” means Fifth Third Bancorp, an Ohio corporation, or any successor thereto as provided in Article 18 herein.

(k) “Consultant” means any person, including an advisor (other than a person who is an Employee or a Director), or any entity that renders services to the Company and/or a Subsidiary.

(l) “Covered Employee” means any Participant who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which an Award becomes taxable to such Participant.

(m) “Director” means a director of the Company or a Subsidiary, including for this purpose, any non-employee Subsidiary officer who serves as an affiliate director.

(n) “Disability” means totally and permanently disabled as from time to time defined under the long-term disability plan of the Company or a Subsidiary applicable to Employee, or in the case where there is no applicable plan, permanent and total disability as defined in Section 22(e)(3) of the Code (or any successor Section); provided, however, that to the extent an amount payable under this Plan which constitutes deferred compensation subject to Section 409A the Code would become payable upon Disability, “Disability” for purposes of such payment shall not be deemed to have occurred unless the disability also satisfies the requirements of treasury regulation 1.409A-3.

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(o) “Dividend or Dividend Equivalent Rights” has the meaning specified in Section 10.2(a).

(p) “Effective Date” means the date this Plan is approved by the Company’s shareholders.

(q) “Employee” means an employee of the Company or any of its Subsidiaries, including an employee who is an officer or a Director.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(s) As used in this Plan (unless a different method of calculation is required by applicable law) “Fair Market Value” on or as of any date shall mean (i) the closing price of the Stock as reported by the NASDAQ Global Select Market (or, if the Stock is not listed for trading on the Nasdaq Global Select Market, then on such other national exchange upon which the Stock is then listed) for such date, or if there are no sales on such date, on the next preceding day on which there were sales, or (ii) in the event that the Stock is no longer listed for trading on a national exchange, an amount determined in accordance with standards adopted by the Committee.

(t) “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article 9 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code (or any successor Section).

(u) “Nonqualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Article 9 herein, which is not intended to be an Incentive Stock Option.

(v) “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(w) “Other Incentive Award” has the meaning specified in Section 10.2(e).

(x) “Participant” means an Employee, a Director or a Consultant who has been granted an Award under the Plan.

(y) “Performance-Based Award” means a Performance Share, Performance Unit or other Award under which the receipt of Shares or cash is conditioned upon the attainment of Performance Goals.

(z) “Performance Goals” means the objectives, determined by the Committee, which are to be satisfied or met during the applicable Period of Restriction or Performance Period, as the case may be, as a condition to the Participant’s receipt of Shares or cash with respect to a Performance-Based Award. Performance Goals shall be based on one or more of the following criteria: (A) return measures (including, but not limited to, total shareholder return, return on assets and return on equity), (B) earnings measures (including, but not limited to, earnings per share, net income, net interest income, net interest margin, and non-interest income), (C) revenues, (D) expense measures (including, but not limited to, expenses, operating efficiencies, efficiency ratios, and non-interest expense), (E) balance sheet measures (including, but not limited to, assets, loans, charge-offs, loan loss reserves, non-performing assets, deposits, asset quality levels, investments), (F) enterprise risk management measures (including, but not limited to, interest-sensitivity gap levels, regulatory compliance, satisfactory internal or external audits, and financial ratings), (G) Fair Market Value of the Stock, or (H) achievement of balance sheet or income statement objectives, or other financial, accounting or quantitative objective established by the Committee. The criteria and objectives constituting Performance Goals may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. The Performance Goals shall be determined by the Committee in writing, shall be measured for achievement or satisfaction during the Performance Period or Period of Restriction in which the Committee established for such Participant to satisfy or achieve such criteria and objectives and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measure and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee. Such performance criteria and objectives constituting the Performance Goals may be particular to a line of

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business, Subsidiary or other unit or the Company generally, and may, but need not be, based upon a change or an increase or positive result.

(aa) “Performance Share” means an Award representing the right to receive a payment equal to the value of a performance share, granted to a Participant pursuant to Article 8 herein.

(bb) “Performance Unit” means an Award representing the right to receive a payment based on the value of a performance unit, granted to a Participant pursuant to Article 8 herein.

(cc) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock or receipt of Shares attributable to a Restricted Stock Unit is restricted, during which the Participant is subject to a substantial risk of forfeiture, pursuant to Article 7 herein.

(dd) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(ee) “Plan” means this Fifth Third Bancorp 2008 Incentive Compensation Plan, as herein described and as hereafter from time to time amended.

(ff) “Predecessor Plan” means the Fifth Third Bancorp Incentive Compensation Plan, as from time to time amended.

(gg) “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article 7 herein.

(hh) “Restricted Stock Unit” means an award representing a right to receive a payment equal to the value of a Share, granted to a Participant pursuant to Article 7 herein.

(ii) “Retirement” means separation from service as an Employee, Director or Consultant for any reason (other than under circumstances determined by the Company or a Subsidiary to constitute cause) on or after attaining the age and/or a combination of age and years of service with the Company and/or Subsidiary, if any, provided by the Committee in the applicable Award Agreement or any amendment or modification thereof as constituting “Retirement” for purposes of such Award; and “Retired,” with respect to a Participant, means having incurred a separation from service under circumstances constituting a Retirement and remaining retired from the financial services industry, which for this purpose, shall mean the Participant does not, without the written consent of the Company, become an employee or director of, or a consultant or advisor or otherwise directly or indirectly provide services to, a financial services institution (other than the Company or a Subsidiary).

(jj) “Stock” or “Shares” means the common stock without par value of the Company.

(kk) “Stock Appreciation Right” or “SAR” means an Award, granted to a Participant pursuant to Article 6 herein.

(ll) “Stock Award” has the meaning specified in Section 10.2(b).

(mm) “Subsidiary” shall mean any corporation which is a subsidiary corporation of the Company, as that term is defined in Section 424(f) of the Code.

(nn) “Voting Stock” shall mean securities of any class or classes of stock of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors.

2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

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Article 3. Administration

3.1 Authority of the Committee.

(a) The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have all powers vested in it by the term of the Plan, such powers to include the authority to:

(i) Select the persons to be granted Awards under the Plan;

(ii) Determine the terms, conditions, form and amount of Awards to be made to each person selected;

(iii) Determine the time when Awards are to be made and any conditions which must be satisfied before an Award is made;

(iv) To establish objectives and conditions for earning Awards;

(v) To determine the terms of each Award Agreement and any amendments or modifications thereof;

(vi) To determine whether the conditions for earning an Award have been met and whether an Award will be paid at the end of the Performance Period;

(vii) To determine if and when an Award may be deferred;

(viii) To determine whether the amount or payment of an Award should be reduced or eliminated; and

(ix) To determine the guidelines and/or procedures for the payment or exercise of Awards.

Notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.2 or as otherwise permitted herein) may, without the consent of the person or persons entitled to exercise any outstanding Option or Stock Appreciation Right or to receive payment of any other outstanding Award, adversely affect the rights of such person or persons with respect to such Awards.

3.2 Decisions Binding. The Committee shall have full power and authority to administer and interpret the Plan and to adopt or establish such rules, regulations, agreements, guidelines, procedures and instruments, which are not contrary to the terms of the Plan and which, in its opinion, may be necessary or advisable for the administration and operation of the Plan. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its shareholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

3.3 Delegation of Certain Responsibilities. The Committee may, subject to the terms of the Plan and applicable law, appoint such agents as it deems necessary or advisable for the proper administration of the Plan under this Article 3; provided, however, that except as provided below the Committee may not delegate its authority to grant Awards under the Plan or to correct errors, omissions or inconsistencies in the Plan. The Committee may delegate to the Company’s Chief Executive Officer, to other officers of the Company and/or to the Fifth Third Bancorp Pension, Profit Sharing and Medical Committee (or any similar or successor committees) its authority under this Article 3, provided that such delegation shall not extend to the grant of Awards or the exercise of discretion with respect to Awards to Employees who, at the time of such action, are (a) Covered Employees or (b) officers of the Company or its Subsidiaries who are subject to the reporting requirements of Section 16(a) of the Exchange Act. All authority delegated by the Committee under this Section 3.3 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee.

3.4 Procedures of the Committee. Except as may otherwise be provided in the charter or similar governing document applicable to the Committee, (a) all determinations of the Committee shall be made by not less than a

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majority of its members present at the meeting (in person or otherwise) at which a quorum is present; (b) a majority of the entire Committee shall constitute a quorum for the transaction of business; and (c) any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company’s Articles of Incorporation, as amended from time to time, and Ohio law for their services as directors of the Company.

3.5 Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement which shall be signed by an authorized officer of the Company and, if required, by the Participant, and shall contain such terms and conditions as may be authorized or approved by the Committee. Such terms and conditions need not be the same in all cases. An Award Agreement and any required signatures thereon or authorization or acceptance thereof may be in electronic format.

3.6 Rule 16b-3 Requirements. Not withstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act (“Rule 16b-3”).

Article 4. Stock Subject to the Plan

4.1 Number of Shares.

(a) Subject to adjustment as provided in Section 4.2 herein, the aggregate number of Shares that may be delivered under the Plan at any time shall not exceed (i) 33,000,000 Shares. Shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If shares of Stock subject to an outstanding Award are not issued or are cancelled by reason of the failure to earn the shares issuable under, or the forfeiture, termination, surrender, cancellation or expiration of, such Award, then the shares of Stock subject to such Award shall, to the extent of such forfeiture or cancellation, again be available for Awards under the Plan. Shares of Stock shall not again be available if such shares are surrendered or withheld as payment of either the exercise price of an Award or of withholding taxes in respect of an Award. An Award of SARs reduces the Shares available under the Plan by the total number of Shares to which the SAR Award relates, not just the net amount of Shares actually issued upon exercise of the Award, and Shares of Stock not issued upon exercise or settlement of such Award shall not again be available for Awards under the Plan. Awards settled solely in cash shall not reduce the number of shares of Stock available for Awards.

(b) Shares of Stock issued in connection with Awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries shall not reduce the number of Shares available for issuance under this Plan.

(c) Subject to adjustment as provided in Section 4.2 herein, the following limitations shall apply to Awards under the Plan:

(i) All of the Shares that may be issued under this Plan may be issued pursuant to SARs or Options granted hereunder, provided that the number of shares of Stock that may be issued under this Plan pursuant to Options which are Incentive Stock Options shall be limited to 5,000,000.

(ii) No more than 9,900,000 shares of Stock may be issued in the aggregate in respect of Awards other than SARs and Options; provided, however, that to the extent more than 9,900,000 shares of Stock are issued in respect of Awards other than SARs and Options (“Excess Shares”), the aggregate number of Shares available for issuance under this Plan shall be reduced on the basis of four shares for each Excess Share issued. No more than 3,300,000 shares of Stock may be issued with respect to Awards, other than SARs and Options, which at the date of grant are scheduled to fully vest prior to

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three years (or one year, in the case of Performance-Based Awards) from the date of grant (although such Awards may provide scheduled vesting earlier with respect some of such shares).

(iii) The maximum number of Shares that may be covered by Awards granted under this Plan to any single Participant shall be 1,000,000 Shares during any one calendar year. For purposes of applying the limitations set forth in this paragraph (iii), if an Award, including, but not limited to Options, SARs, Restricted Stock, Restricted Stock Units and Performance Shares, is denominated in Shares or the amount of the payment to be made thereunder shall be determined by reference to the value of Shares, then such Award shall be counted in the year the Award is granted as covering the number of Shares set forth in the Award. If an Award is granted in tandem with a Stock Appreciation Right, such that the exercise of the Award right or Stock Appreciation Right with respect to a share of Common Stock cancels the tandem Stock Appreciation Right or Award right, respectively, with respect to such share, the tandem Award right and Stock Appreciation Right with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this paragraph (iii).

4.2 Adjustments in Authorized Shares and Limitations. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) after the Effective Date, such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change-in-capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the purchase price or grant date value applicable to outstanding Options or grant price applicable other Awards, the number of shares provided in the limitations set forth in paragraph 4.1(c) above, and other value determinations applicable to outstanding Awards. The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of performance periods. Any adjustment of any Options or SARs under this Section 4.2 shall be made in a manner so as not to constitute a modification within the meaning of Section 424(h)(3) of the Code and the Section 1.409A-1(b)(5)(D) of the regulations promulgated under Section 409A of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. Subject to the provisions of Article 16, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Section 424 of the Code, where applicable.

Article 5. Eligibility and Participation

5.1 Eligibility. Persons eligible to participate in this Plan include all Employees Directors and Consultants.

5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may from time to time select those Employees, Directors and Consultants to whom Awards shall be granted and determine the nature and amount of each Award. No Employee, Director or Consultant shall have any right to be granted a subsequent Award under this Plan if previously granted an Award.

Article 6. Stock Appreciation Rights

6.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Employees, Directors and/or Consultants at any time and from time to time, at the

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discretion of the Committee. Subject to the immediately preceding sentence, the Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to SARs granted to any Participant.

6.2 Exercise of SARs. To the extent exercisable and not expired, forfeited, cancelled or otherwise terminated, SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as provided in the Award Agreement, which need not be the same for all Participants. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs, which may include, but are not limited to, a corresponding proportional reduction in Options or other Awards granted in tandem with such SARs.

6.3 Payment of SAR Amount. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the price fixed by the Committee at the date of grant (which price shall not be less than 100% of the Fair Market Value of a Share on the date of grant); by

(b) The number of Shares with respect to which the SAR is exercised.

Notwithstanding the authority granted to the Committee pursuant to Section 3.1 of the Plan, once an SAR is granted, the Committee shall have no authority to reduce the price fixed by the Committee at the date of grant pursuant to Section 6.3(a) above, nor may any SAR granted under the Plan be surrendered to the Company as consideration for the grant of a new SAR with a lower price at the date of grant without the approval of the Company’s shareholders, except pursuant to Section 4.2 of the Plan related to an adjustment in the number of Shares.

6.4 Form of Payment. Payment to a Participant of the amount due upon SAR exercise will be made in Shares having a Fair Market Value as of the date of exercise equal to the amount determined under Section 6.3 above, except as the Committee may otherwise provide for the payment in cash in the applicable Award Agreement or any amendment or modification thereof.

6.5 Duration of SAR. Each SAR shall expire at such time as the Committee shall determine in the Award Agreement, however, no SAR shall be exercisable later than the tenth (10th) anniversary of the date of its grant.

6.6 Termination of Employment or Service. The disposition of SARs held by a Participant at the time of termination of employment or service as a Director or Consultant shall be determined in accordance with Article 12 below.

6.7 Nontransferability of SARs. Except as may be permitted by the Committee in the applicable Award Agreement or any amendment or modification thereof, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

Article 7. Restricted Stock and Restricted Stock Units

7.1 Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock and Restricted Stock Units under the Plan to such Employees, Directors and/or Consultants and in such amounts and on such terms and conditions as it shall determine.

7.2 Transferability. Except as provided in this Article 7, the Shares of Restricted Stock and Restricted Stock Units granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated

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until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Committee and as shall be specified in the Award Agreement, or upon earlier satisfaction of other conditions (which may include the attainment of performance goals) as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock or Restricted Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

7.3 Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable, including, but not limited to, attainment of Performance Goals during the Period of Restriction, and the Committee may legend certificates representing Restricted Stock or record stop transfer orders with respect to uncertificated Shares to give appropriate notice of such restrictions.

7.4 End of Period of Restriction. Except as otherwise provided in this Article, after the last day of the Period of Restriction, (a) Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant, and (b) the Participant shall be entitled to receive one Share of Stock with respect to each Restricted Stock Unit. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend or stop transfer order removed. If delivery of Shares is to be made on a deferred basis, the Committee may provide for the crediting or payment of Dividend Equivalents or interest during the deferral period.

7.5 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise specified in the applicable Award Agreement.

7.6 Dividends and Other Distributions. Except as otherwise provided by the Committee in the applicable Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder shall also include a Dividend Equivalent Right under which the Participant shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares or, if applicable, Restricted Stock Units equal to the number of such Shares, shall be subject to the same restrictions on transferability as the Shares of Restricted Stock or Restricted Stock Units with respect to which they were paid.

7.7 Termination of Employment or Service. The disposition of Restricted Stock and Restricted Stock Units held by a Participant at the time of termination of employment or service as a Director or Consultant shall be determined in accordance with Article 12 below.

Article 8. Performance Units and Performance Shares

8.1 Grant of Performance Units or Performance Shares. Subject to the terms and conditions of the Plan, Performance Units or Performance Shares may be granted to Employees, Directors and/or Consultants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant and the terms and conditions thereof, including whether such award of Units or Shares includes Dividend Equivalent Rights.

8.2 Value of Performance Units and Performance Shares. The Committee shall set Performance Goals over certain periods to be determined in advance by the Committee (“Performance Periods”). Prior to each grant of Performance Units or Performance Shares, the Committee shall establish an initial value for each Performance Unit and an initial number of Shares for each Performance Share granted to each Participant for that Performance Period. Prior to each grant of Performance Units or Performance Shares, the Committee also shall set the Performance Goals that will be used to determine the extent to which the Participant receives a payment of the value of the Performance Units or number of Shares for the Performance Shares awarded for such Performance Period. With respect to each such performance measure utilized during a Performance Period, the Committee

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shall assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the values of Performance Units and number of Performance Shares awarded.

8.3 Payment of Performance Units and Performance Shares. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof as determined by the Committee. The Committee shall make this determination by first determining the extent to which the Performance Goals set pursuant to Section 8.2 have been met. It will then determine the applicable percentage to be applied to, and will apply such percentage to, the value of Performance Units or number of Performance Shares to determine the payout to be received by the Participant. In addition, with respect to Performance Units and Performance Shares granted to any Covered Employee, no payout shall be made hereunder except upon written certification by the Committee that the applicable Performance Goals have been satisfied to a particular extent.

8.4 Form and Timing of Payment. The payment described in Section 8.3 herein shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may provide for the crediting or payment of Dividend Equivalents or interest during the deferral period.

8.5 Termination of Employment or Service. The disposition of Performance Shares and Performance Units held by a Participant at the time of termination of such Participant’s employment or service as a Director or Consultant shall be determined in accordance with Article 12 below.

8.6 Nontransferability. No Performance Units or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Performance Period. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

Article 9. Options

9.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees, Directors, and/or Consultants at any time and from time to time as shall be determined by the Committee. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant including, but not limited to, ISOs and NQSOs. However, only Employees may receive an Award of Incentive Stock Options.

9.2 Option Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. Unless the Option Agreement shall specify that the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, the Option shall be a Nonqualified Stock Option whose grant is not intended to be subject to the provisions of Code Section 422.

9.3 Option Price. The purchase price per share of Stock covered by an Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of such Stock on the date the Option is granted. Notwithstanding the authority granted to the Committee pursuant to Section 3.1 of the Plan, once an Option is granted, the Committee shall have no authority to reduce the Option price, nor may any Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price without the approval of the Company’s shareholders, except pursuant to Section 4.2 of the Plan related to an adjustment in the number of Shares.

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9.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine in the Award Agreement, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

9.5 Exercise of Options. To the extent exercisable and not expired, forfeited, cancelled or otherwise terminated, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as provided in the Award Agreement, which need not be the same for all Participants.

9.6 Payment. To the extent exercisable and not expired or forfeited, cancelled or otherwise terminated, Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, including, but not limited to, delivery of a properly completed exercise notice, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds from the sale of the Shares subject to the Option exercise or to deliver loan proceeds from such broker to pay the exercise price and any withholding taxes due, (b) by delivery or deemed delivery through attestation of Shares having a Fair Market Value at the time of exercise equal to the total Option price, (c) by a combination of (a) or (b), or (d) such other methods as the Committee deems appropriate. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes. As soon as practicable after receipt of written notification and payment, the Company shall deliver to the Participant Stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name.

9.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

9.8 Special Provisions Applicable to Incentive Stock Options. To the extent provided or required under Section 422 of the Code or regulations thereunder (or any successor Section or regulations) the Award of Incentive Stock Options shall be subject to the following:

(a) In the event that the aggregate Fair Market Value of the Stock (determined at the time the Options are granted) subject to ISOs held by a Participant that first becomes exercisable during any calendar year exceeds $100,000 then the portion of such ISOs equal to such excess shall be NQSOs.

(b) An Incentive Stock Option granted to an employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an exercise price which is at least 110% of the Fair Market Value of the Stock subject to the Option.

(c) No ISO granted to an employee who, at the time of grant, has (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, shall be exercisable later than the fifth (5th) anniversary date of its grant.

9.9 Termination of Employment or Service. The disposition of Options held by a Participant at the time of termination of employment or service as a Director or Consultant shall be determined in accordance with Article 12 below.

9.10 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

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Article 10. Annual and Other Incentive Awards

10.1 Annual Incentive Awards. The Committee may from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant Annual Incentive Awards to Employees, including, but not limited to, Covered Employees. Each such Award granted under this Section 10.1 shall provide that:

(a) Amounts earned by and paid to Participants under Annual Incentive Awards will be based upon achievement of performance goals established pursuant to Section 8.7 above over a one-year Performance Period, subject to the Committee’s authority to reduce, but not increase, such amount.

(b) The maximum amount any Participant may earn under an Annual Incentive Award for any calendar year shall not exceed $6,000,000.

(c) Annual Incentive Awards shall be paid in cash, subject to the Committee providing that all or a portion of any such amount may be paid in Shares.

10.2 Grant of Other Incentive Awards. Other Incentive Awards may be granted to Employees, Directors and/or Consultants at any time and from time to time as shall be determined by the Committee. Such Awards may include, but are not limited to:

(a) Dividend or Dividend Equivalent Right. A right granted in connection with or by reference to a new or previously-granted Award which is a right to receive dividends or their equivalent in value in Stock, cash or in a combination of both with respect to any new or previously existing Award.

(b) Stock Award. An unrestricted transfer of ownership of Stock.

(c) Awards under Deferred Compensation or Similar Plans. The right to receive Stock or a fixed or variable share denominated unit granted under this Plan or any deferred compensation or similar plan established from time to time by the Company.

(d) Cash Award. An award denominated in cash, subject to the achievement of Performance Goals during a Performance Period determined by the Committee, or that may be earned under a Company or Subsidiary bonus or incentive plan or program.

(e) Other Incentive Awards. Other Incentive Awards which are related to or serve a similar function to those Awards set forth in this Section 10.2.

10.3 Terms of Other Incentive Awards. Other Incentive Awards may be made in tandem, with, in replacement of, or as alternatives to Awards under Articles 6, 7, 8 or 9 of this Plan or of any other incentive or employee benefit plan of the Company or any of its subsidiaries. An Other Incentive Award may provide for payment in cash or in Stock or a combination thereof.

10.4 Limitations. The number of Shares covered by Other Incentive Awards granted under Section 10.2 to a Participant during a calendar year shall be taken into account for purposes of the annual limitation set forth in Section 4.1(c)(iii) above. The maximum amount that may be earned under the Plan during any calendar year by a Participant with respect to all Other Incentive Awards described in Section 10.2 shall be $6,000,000. Any amount earned with respect to an Award for which performance is measured over a Performance Period greater than one year shall be deemed to have been earned ratably over the full and partial calendar years in such period.

10.5 Termination of Employment or Service. The disposition of Annual and Other Incentive Awards held by a Participant at the time of termination of employment or service as a Director or Consultant shall be determined in accordance with Article 11 below.

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Article 11. Performance Goals

For purposes of this Plan, including, but not limited to, Awards of Restricted Stock and Restricted Stock Units under Article 7 intended to be Performance-Based Awards, Performance Shares and Performance Units under Article 8, Annual Incentive Awards or other Awards under Articles 6, 7 or 10 intended to be Performance-Based Awards, Performance Goals shall be established by the Committee. In interpreting Plan provisions applicable to the Performance Goals and to Performance-Based Awards intended to qualify as “performance-based” compensation for purposes of Section 162(m) of the Code, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and the regulations thereunder. The Committee in establishing the Performance Goals applicable to such Performance-Based Awards, and in interpreting the Plan, shall be guided by such standards, including, but not limited to providing that the Performance-Based Award shall be paid, vested or otherwise delivered solely as a function of attainment of the objective Performance Goals established by the Committee not later than 90 days after the Performance Period or Period of Restriction applicable to the Award has commenced (or, if such period of service is less than one year, not later than the date on which 25% of such period has elapsed). Prior to the payment to any Covered Employee of any compensation under such a Performance-Based Award, the Committee must certify in writing the extent to which the applicable Performance Goals were, in fact, achieved and the amounts to be paid, vested or delivered as a result thereof, provided the Committee may reduce, but not increase, such amount.

Article 12. Termination of Employment or Service as a Director or Consultant

12.1 Effect of Termination of Employment or Service. The disposition of each Award held by a Participant in the event of termination of employment or service as a Director or Consultant shall be as determined by the Committee and set forth in the applicable Award Agreement and any amendment or modification thereof, which disposition may differ from the provisions of Sections 12.2, 12.3 and 12.4 below. To the extent the applicable Award Agreement or an amendment or modification thereof does not expressly provide for such disposition, the disposition of the Award shall be determined in accordance with Sections 12.2, 12.3 or 12.4.

12.2 Termination of Employment or Service Other Than Due to Death, Disability or Retirement. Except as otherwise provided by the Committee in the applicable Award Agreement, if the employment or service of a Participant shall terminate for any reason other than death, Disability or Retirement:

(a) Each SAR and Option shall be immediately cancelled and terminated;

(b) Any shares of Restricted Stock or Restricted Stock Unit, still subject to restrictions as of the date of such termination, shall automatically be forfeited and returned to the Company or cancelled, as applicable;

(c) All Performance Units and Performance Shares shall be forfeited and no payment shall be made with respect thereto; and

(d) No amounts shall be earned or payable under any Annual Incentive Award or any Other Incentive Award, except as may be otherwise determined by the Committee.

12.3 Termination Due to Death or Disability. Except as otherwise provided by the Committee in the applicable Award Agreement, in the event the employment or service of a Participant is terminated by reason of death or Disability:

(a) Each SAR and Option held by the Participant (whether or not exercisable prior to the date of termination) may be exercised on or before the expiration date of the SAR or Option;

(b) Any remaining Period of Restriction applicable to Restricted Stock or Restricted Stock Units pursuant to Section 7.2 herein shall automatically terminate and the Shares of Restricted Stock shall thereby be free of restrictions and be fully transferable, and distribution of Shares with respect to Restricted Stock Units shall occur pursuant to Section 7.4 above, provided, however that with respect to any Restricted Stock or Restricted Stock Unit Award which is also a Performance-Based Award, the effect of termination due to

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death or Disability on such Award shall be determined applying the principles of Section 12.3(c) below as if such Award was a Performance Share Award;

(c) Each Performance Unit or Performance Share Award held by the Participant shall be deemed earned on a prorated basis and a prorated payment based on the Participant’s number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals during the entire Performance Period, as computed by the Committee, shall be made at the time payments are made to Participants who did not terminate service during the Performance Period; and

(d) No amounts shall be earned or payable under any Annual Incentive Award or any Other Incentive Award, except as may be otherwise determined by the Committee.

12.4 Termination of Employment or Service Due to Retirement. Except as otherwise provided by the Committee in the applicable Award Agreement, in the event the employment or service of a Participant terminates by reason of Retirement:

(a) Each SAR and Option which is fully exercisable at the date of termination shall continue to be exercisable until the earlier of (i) the expiration date of the SAR or Option, or (ii) the date the Participant ceases to be Retired;

(b) Each SAR or Option which is not fully exercisable at the date of termination shall, to the extent exercisable continue to be exercisable, and to the extent not then exercisable shall, for so long as the Participant remains Retired, become exercisable in accordance with the terms of the Award Agreement as if such Participant’s employment or service had not terminated, and shall remain exercisable until the earlier of (i) the expiration date of the SAR or Option, or (ii) the date the Participant ceases to be Retired;

(c) Any remaining Period of Restriction applicable to Restricted Stock or Restricted Stock Units pursuant to Section 7.2 hereof shall continue to apply and the Shares of Restricted Stock or Restricted Stock Units shall thereafter become free of restrictions and be freely transferable in accordance with the terms of the Award Agreement as if the Participant’s employment or service had not terminated, provided, however that as of the date the Participant shall cease to be Retired, any shares of Restricted Stock or Restricted Stock Units still subject to restrictions shall be automatically forfeited and returned to the Company or cancelled, as applicable, and provided, further that with respect to any Restricted Stock or Restricted Stock Unit Award which is also a Performance-Based Award, the effect of Retirement on such Award shall be determined applying the principles of Section 12.4(d) below as if such Award was a Performance Share Award;

(d) Each Performance Unit or Performance Share Award held by the Participant shall be deemed earned on a prorated basis and a prorated payment based on the Participant’s number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals during the entire Performance Period, as determined by the Committee, shall be made at the time payments are made to Participants who did not terminate service during the Performance Period, provided, that no payment shall be made unless the Participant has remained Retired through the date of such payment; and

(e) No amounts shall be earned or payable under any Annual Incentive Award or any Other Incentive Award, except as may be otherwise determined by the Committee.

Article 13. Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing or electronically with the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

14

Article 14. Rights of Participants

14.1 Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or service as a Director or Consultant at any time, nor confer upon any Participant any right to continue in the employ or to so serve as a Director or Consultant of the Company or any of its Subsidiaries.

14.2 Participation. No Employee, Director or Consultant shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

14.3 No Implied Rights; Rights on Termination of Service. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

14.4 No Right to Company Assets. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable subsidiary shall be sufficient to pay any benefit to any person.

14.5 Rights as Shareholder; Fractional Shares. Except as otherwise provided under the Plan, a Participant or Beneficiary shall have no rights as a holder of Shares with respect to Awards hereunder, unless and until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Fractional Shares shall not be issued or transferred under an Award, but the Committee may authorize payment of cash in lieu of a fraction, or round the fraction down. To the extent the Stock is uncertificated, references in this Plan to certificates shall be deemed to include references to any book-entry evidencing such Shares.

14.6 Election to Defer. To the extent provided by the Committee under this Plan or an applicable deferral plan established by the Company or a Subsidiary, the receipt of payment of cash or delivery of Shares that would otherwise be due to a Participant pursuant to an Award hereunder, other than Options and SARs, may be deferred at the election of the Participant. Any such deferral elections and the payment of any amounts so deferred shall be made in accordance with such rules and procedures as the Committee may establish under this Plan or the applicable deferral plan, which rules and procedures shall comply with Section 409A of the Code.

14.7 Other Restrictions, Limitations and Clawback. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (a) termination of employment for cause, (b) fraudulent, illegal or misconduct, (c) violation of any Company and/or Subsidiary code of ethics, conflict of interest, insider trading or similar policy or code of conduct applicable to Participant, (d) breach of any noncompetition, nonsolicitation, confidentiality, or other restrictive covenant that may apply to the Participant, or (e) other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently

15

engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 (and not otherwise exempted), the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

14.8 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and/or its Subsidiaries operate or have Participants, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Subsidiaries shall be covered by the Plan;

(b) Determine which Employees, Directors and/or Consultants outside the United States are eligible to participate in the Plan;

(c) Modify the terms and conditions of any Award granted to Participants outside the United States to comply with applicable foreign laws;

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

14.9 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be affected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

Article 15. Change in Control

15.1 Effect of Change in Control of the Company. Notwithstanding any other provision of this Plan to the contrary and except as provided by the Committee in the applicable Award Agreement, the provisions of this Article 15 shall apply in the event of a Change in Control

15.2 Conditional Vesting. Upon a Change in Control, except as provided below in Section 15.2(e) below:

(a) Each SAR and Option then outstanding shall become fully vested and exercisable;

(b) Any remaining Period of Restriction applicable to Restricted Stock or Restricted Stock Units pursuant to Section 7.2 herein shall automatically terminate and the Shares of Restricted Stock shall thereby be free of restrictions and be fully transferable, and distribution of Shares with respect to Restricted Stock Units shall occur pursuant to Section 7.4 above, provided, however that with respect to any Restricted Stock or Restricted Stock Unit Award which is also a Performance-Based Award, the effect of Change in Control on such Award shall be determined applying the principles of Section 15.2(c) below as if such Award was a Performance Share Award;

(c) Each Performance Unit or Performance Share Award held by the Participant shall be deemed earned and shall be paid to the extent of the greater of (i) the extent, as determined by the Committee, to which the Performance Goals applicable to such Performance-Based Award have been met during the applicable Performance Period up through and including the effective date of the Change in Control or (ii) the target number of Performance Units or Performance Shares determined at the date of grant; and

16

(d) The treatment of any Annual Incentive Award or any Other Incentive Award shall be as determined by the Committee and reflected in the applicable Award Agreement;

provided, however, that the foregoing treatment shall not apply to an Award to the extent that another award meeting the requirements of Section 15.3 (a “Replacement Award”) is provided to the Participant pursuant to Section 4.2 to replace such outstanding Award (the “Replaced Award”)

15.3 Replacement Awards. An Award shall meet the conditions of this Section 15.3 (and hence qualify as a Replacement Award) if:

(a) it has a value at least equal to the value of the Replaced Award;

(b) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; and

(c) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control).

Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 15.3 are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

15.4 Separation from Service. Upon an involuntary separation from service of a Participant (other than for cause) occurring in connection with or during the period of two (2) years after a Change in Control, all Replacement Awards held by the Participant to the extent not vested as of such separation, shall become fully vested and (if applicable) exercisable and free of restrictions.

Article 16. Amendment, Modification, and Termination

16.1 Amendment, Modification and Termination of Plan. The Board may terminate the Plan or any portion thereof at any time, and may amend or modify the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment or modification shall, without shareholder approval:

(a) except as provided in Section 4.2, increase the number of shares of Stock which may be issued under the Plan;

(b) expand the types of Awards available to Participants under the Plan;

(c) materially expand the class of persons eligible to participate in the Plan;

(d) delete or limit the provisions in Sections 6.3 and 9.3 prohibiting the repricing of SARs and Options, respectively, or, except as provided under Section 4.2, reduce the price at which Shares may be offered under Options or the grant date price applicable to an SAR; or

(e) extend the termination date for making Awards under the Plan.

In addition, the Plan shall not be amended without approval of such amendment by the Company’s shareholders if such approval is required under (i) the rules and regulations of the NASDAQ Global Select Market or an other national exchange on which the Stock is then listed, or (ii) other applicable law, rules or regulations.

16.2 Amendment or Modification of Awards. The Committee may amend or modify any outstanding Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to

17

make such Award as so modified or amended, including without limitation, to change the date or dates as of which Awards may be exercised, to remove the restrictions on Awards, or to modify the manner in which Awards are determined and paid. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

16.3 Effect on Outstanding Awards. No such amendment, modification or termination of the Plan pursuant to Section 16.1 above, or amendment or modification of an Award pursuant to Section 16.2 above, shall materially adversely alter or impair any outstanding Awards without the consent of the Participant affected thereby.

Article 17. Withholding

17.1 Tax Withholding. The Company and any of its Subsidiaries shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any of its Subsidiaries, an amount sufficient to satisfy Federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

17.2 Stock Delivery or Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, or upon any other taxable event arising as a result of Awards granted hereunder, the Committee may provide that the withholding requirement be satisfied, or may permit Participants to elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a value on the date the tax is to be determined equal to the minimum total statutory tax withholding requirement imposed on the transaction. All such Participant elections shall be made in writing or electronically and shall be subject to any procedures, restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 18. Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 19. Requirements of Law

19.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio.

18

New or amended language is indicated by underlining

Deleted language is indicated by strike-outs

ANNEX 3

PROPOSAL TO AMEND CODE OF REGULATIONS TO

AMEND THE PROVISIONS FOR FIXING THE DATE OF THE ANNUAL MEETING OF STOCKHOLDERS

RESOLVED, that Article II, Section 1 of the Code of Regulations of the Corporation, as amended, be amended and replaced in its entirety with the following:

“Section 1. Annual Meeting. The annual meeting of the stockholders shall be held at such hour and at such place as may be fixed in the notice of such meeting ~~and on such date not earlier than the second Tuesday of January or later than the third Tuesday in April of each year as shall be fixed by the Board of Directors~~ on: (1) the third Tuesday in April of each year, if not a legal holiday under the laws of the place where the meeting is to be held, and, if a legal holiday, then on the next succeeding day not a legal holiday under the laws of such place, or (2) such other date as may from time to time be determined by the Board of Directors and communicated in writing to the stockholders not later than 20 days prior to such meeting.”

ANNEX 4

REGULATIONS FOR CONDUCT AT THE APRIL 15, 2008 ANNUAL MEETING

OF SHAREHOLDERS OF FIFTH THIRD BANCORP

We welcome you to the 2008 Annual Meeting of Shareholders of Fifth Third Bancorp. In order to provide a fair and informative Meeting, we ask you to honor the following regulations for the Meeting. The business of the Meeting will be taken up as set forth in the Agenda attached to these Regulations. Annual Meetings are business meetings, and they can be effective only if conducted in an orderly, business-like manner. Strict rules of parliamentary procedure will not be followed. The Chairman of the Meeting will control the meeting and make any required procedural rulings. Please follow the instructions of the Chairman. Thank you for your cooperation.

1. ELECTION OF DIRECTORS. Every shareholder having the right to vote shall be entitled to vote in person or by proxy. Each shareholder of record shall be entitled to one vote for each share of common stock registered in his name on the books of the Company. All elections shall be determined by a plurality vote. The Company has, however, adopted provisions of its Corporate Governance Guidelines stating that, as long as cumulative voting is not in effect, in an uncontested election of Directors (i.e., an election where the only nominees are those recommended by the Board of Directors), any nominee for Director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will promptly tender his or her resignation to the Chairman of the Board following certification of the shareholder vote. The Nominating and Corporate Governance Committee will promptly consider the tendered resignation and will recommend to the Board whether to accept or reject the tendered resignation no later than 60 days following the date of the shareholders’ meeting at which the election occurred. In considering whether to accept or reject the tendered resignation, the Nominating and Corporate Governance Committee will consider factors deemed relevant by the Committee members including, without limitation, the Director’s length of service, the Director’s particular qualifications and contributions to Fifth Third, the reasons underlying the majority withheld vote (if known) and whether these reasons can be cured, and compliance with stock exchange listing standards and the Corporate Governance Guidelines. The Board will act on the Nominating and Corporate Governance Committee’s recommendation no later than 90 days following the date of the shareholders’ meeting at which the election occurred. In considering the Nominating and Corporate Governance Committee’s recommendation, the Board will consider the factors considered by the Committee and such additional information and factors the Board believes to be relevant.

2. VOTING. Every shareholder having the right to vote shall be entitled to vote in person or by proxy at the Meeting. If you have already voted by proxy, there is no need to vote by ballot, unless you wish to change your vote. The polls shall be opened immediately after completion of the nominations, and shall remain open until closed by the Chairman. After the closing of the polls, no further voting shall be permitted and no further proxies, ballots or evidence shall be accepted by the Inspectors of Election. Except as otherwise stated in the proxy materials for this Meeting or as required by Ohio law, each matter brought before this Meeting for a vote shall require the affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s common stock at this Meeting and entitled to vote on such matter.

3. ITEMS OF BUSINESS; SHAREHOLDER PROPOSALS — THREE MINUTE LIMIT. The items of business listed on the accompanying Agenda are expected to be properly introduced at the Meeting and taken up in the order set forth in the Agenda. Additional matters may be proposed by shareholders of record in accordance with the federal securities laws, the Ohio Revised Code and these Regulations. The Chairman will not entertain any proposals that are inconsistent with Ohio law or that relate to activities that have been delegated to the Company’s Board of Directors by the authority of Ohio law. Shareholder proposals will be entertained in the following order: first, any proposals which were properly submitted for timely inclusion in the Company’s proxy materials for this Meeting; second, any proposals of which the Company was informed prior to the commencement of this Meeting; and lastly, any other proposals properly made in accordance with these Regulations. Each proposing shareholder will be allotted three minutes in which to present the proposal and any desired remarks in support thereof. Properly introduced motions need not be seconded in order to be considered by the shareholders at this Meeting.

4. QUESTIONS/STATEMENTS BY SHAREHOLDERS — ONE MINUTE LIMIT. To make a proposal or to speak at the Meeting you must be either a shareholder of record as of February 29, 2008 or a person named in a proxy given by such a shareholder. No other persons will be permitted to make a proposal or to speak at the Meeting. There will be one period for questions and statements by shareholders as set forth on the Agenda attached to these Regulations.

In order that we may give as many shareholders as possible the opportunity to speak, remarks and questions will be limited to one minute per shareholder. You must restrict yourself to one comment or question at a time so that others may have an opportunity to be heard. Each shareholder may have only one turn to speak until all shareholders who wish to speak have had the opportunity to do so; additional turns may be allowed as time permits.

If you wish to speak, please raise your hand and wait until you are recognized. Please do not address the Meeting until recognized by the Chairman. When you are recognized, please state your name, place of residence, and whether you are a Fifth Third shareholder or a holder of a shareholder proxy, and, in the latter case, identify the shareholder on whose behalf you are speaking. All questions should be directed to the Chairman, who may call on other persons to respond or further direct questions when appropriate.

If you have a matter of individual concern which is not an appropriate subject for general discussion, please defer discussion until after the Meeting at which time officers of the Company will be available. The Chairman will stop discussions which are repetitive, derogatory, over the time limit, irrelevant to the business of the Company or the items on the Agenda for the Meeting, related to pending or threatened litigation, regulatory proceedings or similar actions or otherwise inappropriate. Derogatory references to personalities, comments that are in bad taste, the airing of personal grievances, the injection of irrelevant controversy, personal attacks, refusal to follow these Regulations or interference with any speaker will not be permitted and will be a basis for silencing or removal from the Meeting.

5. MISCELLANEOUS. No recording devices, cellular telephones, photographic equipment or bullhorns will be permitted into the Meeting. No written materials may be distributed by any person at or in physical proximity to the Meeting. The Chairman of the Meeting shall have the power to silence or have removed any person in order to ensure the orderly conduct of the Meeting.

6. ADMINISTRATION AND INTERPRETATION. The Chairman of the Meeting has sole authority to preside over the Meeting and make any and all determinations with respect to the conduct of the Meeting, including, without limitation, the administration and interpretation of these regulations and procedures. The Chairman also has sole authority to create such additional regulations and procedures and to waive full or partial compliance with any regulation or procedure as the reasonably determines. Any action taken by the Chairman at the Meeting will be final, conclusive and binding on all persons. The Secretary of the Company shall act as secretary of the Meeting.

THANK YOU FOR YOUR COOPERATION AND ENJOY THE MEETING.

Annual Meeting of Shareholders

APRIL 15, 2008

AGENDA

Call to Order

Introductions

Approval of 2007 Minutes

Nomination and Election of Directors

Approval of Proposed Amendment to Articles of Incorporation to increase shares of Common Stock

Approval of 2008 Incentive Compensation Plan

Approval of Proposed Amendment to Code of Regulations regarding fixing the date of Annual Meeting

Ratification of Auditors

Consideration and Vote on Shareholder Proposal, if presented

Presentation of 2007 Results

Question and Answer Session

Announcement of results

Adjournment

38 Fountain Square Plaza

Cincinnati, Ohio 45263

(513) 579-5300

Admission Ticket

			000000000.000000 ext	000000000.000000 ext
		000004	000000000.000000 ext	000000000.000000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6			000000000.000000 ext	000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 15, 2008.

Vote by Internet
• Log on to the Internet and go to www.investorvote.com/FITB
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒		• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:	For	Withhold		For	Withhold		For	Withhold

	01 - Darryl F. Allen	☐	☐	02 - John F. Barrett	☐	☐	03 - Ulysses L. Bridgeman, Jr.	☐	☐		+

	04 - James P. Hackett	☐	☐	05 - Gary R. Heminger	☐	☐	06 - Allen M. Hill	☐	☐

	07 - Kevin T. Kabat	☐	☐	08 - Robert L. Koch II	☐	☐	09 - Mitchel D. Livingston, Ph.D	☐	☐

	10 - Hendrik G. Meijer	☐	☐	11 - James E. Rogers	☐	☐	12 - George A. Schaefer, Jr.	☐	☐

	13 - John J. Schiff, Jr.	☐	☐	14 - Dudley S. Taft	☐	☐	15 - Thomas W. Traylor	☐	☐

Proposals — The Board of Directors recommends a vote FOR Proposals 2 , 3, 4 and 5 and AGAINST Proposal 6.
									For	Against	Abstain
2.	Proposal to amend Article Fourth of the Amended Articles of Incorporation to increase the authorized number of shares of Common Stock, without par value, from 1,300,000,000 to 2,000,000,000 shares.								☐	☐	☐

3.	Proposal to approve the Fifth Third Bancorp 2008 Incentive Compensation Plan, including the issuance of up to 33,000,000 shares of Common Stock thereunder.								☐	☐	☐

4.	Proposal to amend Article II, Section 1 of the Code of Regulations, as amended, to amend the provisions for fixing the date of the annual meeting of stockholders.								☐	☐	☐

5.	Proposal to approve the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year 2008.								☐	☐	☐

6.	Shareholder proposal to request the Board of Directors to immediately engage the services of an investment banking firm to actively seek a sale or merger of the Company on terms that will maximize share value for the shareholders.								☐	☐	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – D ON BOTH SIDES OF THIS CARD.

<STOCK#>	00U94D

2008 Annual Meeting of

Fifth Third Bancorp Shareholders

Duke Energy Center, Junior Ballroom

525 Elm Street, Cincinnati, Ohio, at 11:30 a.m., E.D.S.T., April 15, 2008.

Upon arrival, please present this

admission ticket and photo identification

at the registration desk.

Please tear off this Admission Ticket. If you plan to attend the annual meeting of shareholders, you will need this ticket to gain entrance to the meeting. This ticket is valid to admit the shareholder(s) and one guest to the 2008 Annual Meeting.

The annual meeting of shareholders will be held at the following address: Duke Energy Center, Junior Ballroom, 525 Elm Street, Cincinnati, Ohio, at 11:30 a.m., E.D.S.T., April 15, 2008. You must present this ticket to gain admission to the meeting. You should send in your proxy or vote electronically even if you plan to attend the meeting.

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Fifth Third Bancorp	+

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Gary R. Heminger, Kevin T. Kabat, and Dudley S. Taft and each of them, with FULL power of substitution, as proxies to vote, as designated below, FOR and in the name of the undersigned all shares of stock of FIFTH THIRD BANCORP which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of said COMPANY scheduled to be held April 15, 2008 at the Duke Energy Center, Junior Ballroom, 525 Elm Street, Cincinnati, Ohio, or at any adjournment thereof.

In their discretion, the PROXIES are authorized to vote upon such other business as may properly come before the meeting. This PROXY when executed will be voted in the manner directed herein by the undersigned SHAREHOLDER(S). If no direction is made, this PROXY will be voted FOR Proposals 1, 2, 3, 4 and 5 and AGAINST Proposal 6.

ALL FORMER PROXIES ARE HEREBY REVOKED.

(Items to be voted appear on reverse side.)

Non-Voting Items

Change of Address — Please print new address below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – D ON BOTH SIDES OF THIS CARD.	+

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
Annual Meeting Proxy Card
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:	For	Withhold		For	Withhold		For	Withhold

	01 - Darryl F. Allen	☐	☐	02 - John F. Barrett	☐	☐	03 - Ulysses L. Bridgeman, Jr.	☐	☐		+

	04 - James P. Hackett	☐	☐	05 - Gary R. Heminger	☐	☐	06 - Allen M. Hill	☐	☐

	07 - Kevin T. Kabat	☐	☐	08 - Robert L. Koch II	☐	☐	09 - Mitchel D. Livingston, Ph.D	☐	☐

	10 - Hendrik G. Meijer	☐	☐	11 - James E. Rogers	☐	☐	12 - George A. Schaefer, Jr.	☐	☐

	13 - John J. Schiff, Jr.	☐	☐	14 - Dudley S. Taft	☐	☐	15 - Thomas W. Traylor	☐	☐

Proposals — The Board of Directors recommends a vote FOR Proposals 2 , 3, 4 and 5 and AGAINST Proposal 6.

									For	Against	Abstain
2.	Proposal to amend Article Fourth of the Amended Articles of Incorporation to increase the authorized number of shares of Common Stock, without par value, from 1,300,000,000 to 2,000,000,000 shares.								☐	☐	☐

3.	Proposal to approve the Fifth Third Bancorp 2008 Incentive Compensation Plan, including the issuance of up to 33,000,000 shares of Common Stock thereunder.								☐	☐	☐

4.	Proposal to amend Article II, Section 1 of the Code of Regulations, as amended, to amend the provisions for fixing the date of the annual meeting of stockholders.								☐	☐	☐

5.	Proposal to approve the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year 2008.								☐	☐	☐

6.	Shareholder proposal to request the Board of Directors to immediately engage the services of an investment banking firm to actively seek a sale or merger of the Company on terms that will maximize share value for the shareholders.								☐	☐	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD.

<STOCK#>	00U95B

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE  .

Proxy — Fifth Third Bancorp	+

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Gary R. Heminger, Kevin T. Kabat, and Dudley S. Taft and each of them, with FULL power of substitution, as proxies to vote, as designated below, FOR and in the name of the undersigned all shares of stock of FIFTH THIRD BANCORP which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of said COMPANY scheduled to be held April 15, 2008 at the Duke Energy Center, Junior Ballroom, 525 Elm Street, Cincinnati, Ohio, or at any adjournment thereof.

In their discretion, the PROXIES are authorized to vote upon such other business as may properly come before the meeting. This PROXY when executed will be voted in the manner directed herein by the undersigned SHAREHOLDER(S). If no direction is made, this PROXY will be voted FOR Proposals 1, 2, 3, 4 and 5 and AGAINST Proposal 6.

ALL FORMER PROXIES ARE HEREBY REVOKED.

(Items to be voted appear on reverse side.)

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD.	+